Exhibit 10.29

                                520 CAPITOL MALL

                             SACRAMENTO, CALIFORNIA

                            LEASE AGREEMENT (OFFICE)

                             Basic Lease Information


  I. Terms and Definitions. For the purpose of this Lease, the following capitalized terms shall have the following definitions:

  A.   Lease Date:        August 19, 2003

  B.   Landlord:          520 Capitol Mall, Inc.,
                          A Delaware corporation
                          2870 Gateway Oaks, Suite 110
                          Sacramento, California 95833

  C.   Tenant:            American River Bank, a California corporation
                          1545 River Park Drive
                          Sacramento, California 95815

  D.   Premises:          The Premises referred to in this Lease are located at
                          520 Capitol Mall, Suite 100, Sacramento, California, and consists of approximately 4,010 rentable square feet (3,427 usable square feet) as shown in Exhibit A, which is 4.83% ("Tenant's Proportionate Share") of the rentable square feet of the Building. The Building referred to in this Lease consists of approximately
                          83,056 rentable square feet.

  E.   Term:              The term shall be ten (10) years and three (3) months
                          from the Commencement Date (as hereinafter defined).
                          Landlord anticipates that the Premises shall be completed no later than January 5, 2004 (the
                          "Completion Deadline"), as further described in
                          Section 4. F. Business Hours: The hours of 7:00 a.m.
                          to 6:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m. on Saturday (federal holidays excepted).

   G.  Base Rent:         Months 1-3      $0.00 fully serviced, per rentable sf
                          Months 4-30     $2.60 fully serviced, per rentable sf
                          Months 31-60    $2.70 fully serviced, per rentable sf
                          Months 61-90    $2.80 fully serviced, per rentable sf
                          Months 91-123   $2.90 fully serviced, per rentable sf,
                          as may be adjusted pursuant to Section 5.

  H.   Base Year:         Calendar year 2004

  I.   Lease Year:        The Base Year and each succeeding calendar year.

  J.   Use:               General office, including but not limited to retail
                          banking, financial services, related services thereto and any other lawful use.

  K.   Security Deposit:  None

  L.   Broker for
       Landlord:          CB Richard Ellis- Payment terms pursuant to separate
                          written agreement.

  M.   Broker for
       Tenant: Cornish & Carey- To be paid four percent (4%) by Landlord of the total Base Rent for Lease Years one
                          (1) through (5) of the Term and two percent (2%) for the remainder of the term, payable one-half (1/2) upon full execution and delivery of the Lease and Tenant's written approval of the Tenant Working Drawings and

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                          the Final Tenant Space Plan and Cost Proposal, and
                          one-half (1/2) upon the Commencement Date. Tenant is not responsible for any amounts owed to any Broker related to this Lease.



       LIST OF EXHIBITS
       A          Description of Premises
       B          Work Letter Agreement
       B-1        Tenant Improvement Standard Specifications
       C          First Amendment to Lease and Acknowledgement
       D          Exclusion from Operating Expenses
       E          Rules and Regulations
       F          Personal Guaranty
       G          Subordination, Non-Disturbance and Attornment Agreement


                                      (ii)

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         TABLE OF CONTENTS

1.  PREMISES..................................................................1
2.  ACCEPTANCE OF PREMISES....................................................1
3.  PROJECT COMMON AREAS......................................................1
4.  TERM AND POSSESSION.......................................................2
5.  BASE RENT.................................................................3
6.  SECURITY DEPOSIT..........................................................3
7.  OPERATING EXPENSES........................................................3
8.  USE ......................................................................5
9.  COMPLIANCE WITH THE LAW...................................................6
10. ALTERATIONS AND ADDITIONS.................................................6
11. REPAIRS AND MAINTENANCE...................................................7
12. WASTE.....................................................................7
13. LIENS.....................................................................7
14. UTILITIES AND SERVICES....................................................7
15. ASSIGNMENT AND SUBLETTING.................................................9
16. INDEMNITY................................................................10
17. DAMAGE TO PREMISES OR BUILDING...........................................11
18. TENANT'S INSURANCE.......................................................11
19. AD VALOREM TAXES.........................................................12
20. WAIVER...................................................................12
21. ENTRY BY LANDLORD........................................................12
22. CASUALTY DAMAGE..........................................................12
23. CONDEMNATION.............................................................13
24. TENANT'S DEFAULT.........................................................14
25. REMEDIES FOR TENANT'S DEFAULT............................................15
26. SURRENDER OF PREMISES....................................................16
27. DEFAULT BY LANDLORD......................................................16
28. PARKING..................................................................16
29. ESTOPPEL CERTIFICATE.....................................................17
30. SALE OF PREMISES.........................................................17
31. SUBORDINATION, ATTORNMENT................................................17
32. AUTHORITY OF TENANT......................................................18
33. BROKER...................................................................18
34. HOLDING OVER.............................................................18
35. RULES AND REGULATIONS....................................................18
36. OTHER RIGHTS RESERVED BY LANDLORD........................................18
37. HAZARDOUS MATERIALS......................................................19
38. GENERAL PROVISIONS.......................................................20
39. NOTICES..................................................................23
40. SECURITY.................................................................23
41. EXPANSION RIGHTS.........................................................23
42. DEPOSIT NIGHT DROP.......................................................24
43. ROOF SATELLITE DISH/ANTENNA..............................................24


                                      (iii)

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                                 LEASE AGREEMENT
                                    (OFFICE)

         This Lease Agreement ("Lease") is made and entered into by the Landlord and Tenant referred to in the Basic Lease Information. The Basic Lease Information attached to this Lease as page i and page ii is hereby incorporated in to this Lease by this reference.

         1.       PREMISES:

                  (a) Description of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord upon the terms and conditions contained herein the Premises, which are more particularly described in Exhibit A attached hereto and made a part hereof (the "Premises"), including the tenant improvements (the "Tenant Improvements") thereon presently existing or to be constructed in accordance with the "Work Letter Agreement" attached as Exhibit B, which is made a part hereof by this reference. As hereinafter used in this Lease, the term "Building" shall refer to the entire structure in which the Premises are located, the term "Lot" shall refer to the Assessor's tax parcel on which the Building is situated, and the term "Project" shall collectively refer to the Lot and the Building. This Lease confers no rights either with regard to the subsurface of the land below the ground level of the Building or with regard to airspace above the roof of the Building.

                  (b) Measurement of Premises. By execution of this Lease, Tenant hereby stipulates that all the information relating to the rentable square footage of the Premise and Tenant's Proportionate Share are the amounts set forth in the Basic Lease Information. Notwithstanding the foregoing, for a period of sixty (60) days following the Commencement Date, Tenant, at its cost, shall have the right, but not the obligation, to confirm the rentable and usable square footage of the Premises by independent measurement. For such purpose, the measurement of the usable area of the Premises shall be in accordance with the Building Owners and Managers Association Standard Method for Measuring Floor Area in Office Buildings (ANSI Z65.1-1996), and multiplying the resulting number by seventeen percent (17.00%). If Tenant, within such time period, causes the Premises to be remeasured, and such remeasurement is coordinated with Landlord and done in accordance with the standards contained herein, and such remeasurement is approved by Landlord (which approval shall not be unreasonably withheld or delayed), and the rentable square footage of the Premises differs from that set forth in the Basic Lease Information, Tenant and Landlord shall amend this Lease to reflect such revised rentable area of the Premises. If Tenant does not elect to remeasure the Premises within such time period, the rentable area of the Premises set forth in the Basic Lease Information shall be binding upon Landlord and Tenant. [If Tenant wants to verify the Building measurement they can do so but it will be at Tenant's cost. Incidentally, the measurement was done by Nielsen and Associates]

         2. ACCEPTANCE OF PREMISES: Provided Landlord warrants the Premises and equipment to be in good working order and repair and that it is in compliance with all applicable codes and laws, Tenant's taking possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in good condition and that the Tenant Improvements are constructed in accordance with the Work Letter Agreement, and that Tenant agrees to accept the same in its condition existing as of the date of such entry and subject to all applicable municipal, county, state and federal statutes, laws, ordinances, including zoning ordinances, and regulations governing and relating to the use, occupancy or possession of the Premises. Notwithstanding the foregoing, within thirty (30) days after the Tenant takes possession of the Premises, Tenant shall deliver to Landlord a list of items ("Punch List Items") that Tenant reasonably deems that Landlord complete or correct in order for the Premises to be reasonably acceptable. Landlord shall complete and/or correct such items set forth on the Punch List Items using its good faith efforts and due diligence. If Tenant does not deliver the Punch List Items to Landlord within such time period, Tenant shall be deemed to have accepted the condition of the Premises.

         3. PROJECT COMMON AREAS: The term "Project Common Areas" shall refer to all areas and facilities outside the Premises and within the Project that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant, and of other lessees in the Project and their respective employees, suppliers, shippers, customers, and invitees. Landlord hereby grants to Tenant, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Project Common Areas as they exist from time to time, subject to any any reasonable and non-discriminatory rules, regulations, and restrictions governing the use of the Project as from time to time made or amended by Landlord. Under no circumstances shall the right granted herein to use the Project Common Areas be deemed to include the right to store any property in the Project Common Areas. Provided that Landlord, using its reasonable efforts, does not unreasonably interfere with Tenant's use of the Premises, Landlord reserves the right at any time and from time to time, to: (i) make alterations in or additions to the Project and to the Project Common Areas; (ii) close the Project Common Areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication of any of the Project Common Areas or the accrual of any rights of any person or of the public to the Project Common Areas; (iii) temporarily close any of the Project Common Areas for maintenance purposes; and
(iv) promulgate rules and regulations governing the use of the Project Common Areas.

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

         4.       TERM AND POSSESSION:

                  (a) Subject to and upon the terms and conditions set forth herein, the Term of this Lease shall be for the period specified in the Basic Lease Information, commencing upon the earlier of the following dates (the "Commencement Date"): (i) the date on which the Premises are Substantially Complete (as defined below); (ii) the date on which the Premises would have been Substantially Complete had there been no delays caused by or attributable to the Tenant; or (iii) the date upon which the Tenant takes possession of the Premises with the Landlord's written consent. Within thirty (30) days after the Commencement Date, Landlord and Tenant shall execute an amendment to this Lease ("First Amendment to Lease and Acknowledgment") setting forth the Commencement Date and the expiration date of the term of the Lease, which shall be in the form attached hereto as Exhibit C. For purposes of the foregoing, the Premises shall be deemed to be "Substantially Complete" when Tenant is tendered direct access to the Premises with building services ready to be furnished to the Premises, a certificate of occupancy (temporary or final) has been issued by the appropriate governmental entity, and all construction to be provided by Landlord, as set forth in the Work Letter Agreement has been completed, with the exception of the Punch List Items. Landlord shall Substantially Complete the Premises by the Completion Deadline as set forth in the Basic Lease Information, plus extensions thereto equal to the durations of (i) any delays beyond the reasonable control of Landlord, such as acts of God, fire, earthquake, acts of a public enemy, riot, insurrection, unavailability of materials, governmental restrictions on the sale of materials or supplies or on the transportation of such materials or supplies, strike directly affecting construction or transportation of materials or supplies, shortages of materials or labor resulting from government controls, weather conditions, or any other cause or events beyond the reasonable control of Landlord (collectively, "Force Majeure Event"), or (ii) delays caused by Tenant. The parties agree that if Landlord is unable to Substantially Complete the Premises by the Completion Deadline, plus any extension thereto pursuant to this Section, this Lease shall not be void or voidable, but Tenant shall receive a credit of two days of free rent for each day of delay and the expiration date of the Term of this Lease shall be extended for such delay; but in such event, Tenant shall not be liable for any Rent until the Commencement Date; provided, however if such delays were Tenant, Rent shall commence as of the scheduled Completion Deadline. Notwithstanding the foregoing, if the Premises are not substantially completed within ninety (90) days of the Completion Deadline (excluding and Tenant Delays or Force Majeure Events), Tenant shall have the option to complete the Premises and deduct such completion costs from the Rent (plus interest) until fully reimbursed or Tenant shall have the right, but not the obligation, to terminate the Lease in accordance with the terms upon five (5) business days prior written notice, and the parties shall thereafter be relieved of any further obligations, or liability under this Lease, except as otherwise provided herein.

                  (b) Tenant's Right to Early Access. Subject to scheduling by Landlord as to dates and times, Tenant shall be entitled to early access and use of the Premises, in order to install cabling (not already installed during the construction phase for the Tenant Improvements), place partition/modular component furniture and for other related purposes, not less than fourteen (14) days but not more than twenty-one (21) days prior to the anticipated Commencement Date. The foregoing right of early access and use is conditioned upon Tenant's compliance with all of the terms and conditions of this Lease, except that Tenant shall not be required to pay Rent for such early access and use of the Premises. Furthermore, Tenant and its representatives shall be subject to all reasonable and non-discriminatory directives of Landlord and Landlord's contractors in connection with such entry as well as the use of the Building's common areas, restrooms, elevators, truck loading areas and other facilities. Tenant expressly agrees that its contractors shall comply with the rules and regulations pertaining to construction activities established, from time to time, by Landlord which reasonable and non-discriminatory rules and regulations prohibit the playing of radios, smoking cigarettes, leaving trash outside of designated trash receptacles, and the parking of vehicles in the Building's parking lot, except in the area(s) designated by Landlord for such vehicles. Prior to the commencement of any construction in the Premises, Tenant shall provide Landlord's representative (as designated in Section 2 of the Work Letter Agreement) with a proposed work schedule for Tenant's contractors and other representatives, which schedule shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of the Premises by Tenant or its representatives except to the extent arising from the negligence or willful misconduct of Landlord. Tenant shall not interfere with Landlord's construction of the Tenant Improvements to the Premises (any such interference shall constitute a Tenant Delay). Tenant shall indemnify, defend and hold Landlord harmless from any claims, costs, damages, losses and liability arising from Tenant's early access and use of the Premises except to the extent that any such claims, costs, damages, losses and liability arise from the negligence or willful misconduct of Landlord or its agents, representatives or employees.

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                  (c)      Option to Extend. At the expiration of the original
Term hereof, Tenant may extend this Lease for (i) one (1) extended term of sixty
(60) months, and (ii) if the option to extend described in the preceding clause
(i) is first exercised and is continuing, one (1) additional extended term of sixty (60) months by giving Landlord unequivocal written notice of its intention to do so at least nine (9) months prior to the expiration of such applicable term. Tenant will provide six (6) months notice to Landlord of its intent to exercise its option to extend this Lease. Notwithstanding the foregoing, Tenant shall have no right to extend the Term of this Lease if Tenant is in material default beyond any applicable cure period under the Lease on the date of giving such notice or on the date of commencement of such extended term. The extended term shall be upon all of the terms and conditions of this Lease, except that the following rights of Tenant during the original Term of this Lease (if and to the extent expressly provided for in this Lease) shall not apply during such option period: (a) any right to the initial rent-free possession, (b) any right to further extension of the term of the Lease beyond the extended term set forth herein above, and (c) any right to continue to pay the same Base Rent. Landlord and Tenant hereby acknowledge and agree that the Base Rent during any extended term shall be according to the following schedule: Months 124-153 to be $3.00 fully serviced, per rentable square foot; Months 154-183 to be $3.10 fully served per rentable square foot; Months 184-213 to be $3.20 fully serviced, per rentable square foot; Months 214-243 to be $3.30 fully serviced per rentable square foot. The new Base Year shall be the calendar year in which the respective extension begins.

         5.       BASE RENT:

                  (a) Tenant agrees to pay Landlord the Base Rent for the Premises, without prior notice, demand, deduction or offset, except as otherwise set forth herein, as adjusted from time to time in the manner set forth in this
Section 5. The term "Rent" as used in this Lease shall mean Base Rent, Tenant's Proportionate Share of Operating Expenses and any other amounts owing from Tenant to Landlord pursuant to the provisions of this Lease. The Base Rent shall be payable in advance on or before the first business day of each month (but no later than the tenth day of the month) throughout the term of the Lease, it being agreed that the first month's Base Rent shall be paid upon execution of this Lease. Base Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly installment based upon the actual days in that month.

                  (b) The Base Rent shall be increased during the Term of this Lease as follows:

                  Months During Term of this Lease   Base Rent (Fully Serviced,
                  (From Commencement Date)           Per Rentable Square Foot)
                  Months 1-3                         $0.00
                  Months 4-30                        $2.60
                  Months 31-60                       $2.70
                  Months 61-90                       $2.80
                  Months 91-123                      $2.90

                  (c) If the amount of Rent or any other payments due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of such restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amount Landlord would have received had their been no restrictions.

         6.       SECURITY DEPOSIT: Intentionally Omitted

         7.       OPERATING EXPENSES:

                  (a) For the purpose of this Section 7(a) and this Lease, the following terms are defined as follows:

                           (1)      "Base Year" shall mean the calendar year set
forth in the Basic Lease Information.

                           (2)      "Tenant's Proportionate Share" of the total
rentable area of the Building as set forth as a percentage in the Basic Lease Information.

                           (3)      "Operating Expenses" shall mean all costs
and expenses paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in connection with the operation, repair, and maintenance of the Building and the Project, including the following costs: (i) salaries, wages, compensation, benefits, pension or contributions and all medical, insurance and other fringe benefits paid to, for or with respect to all persons (whether they be employees of Landlord, its managing agent or any

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independent contractor) for their direct services in the operation (including security services), maintenance, repair or cleaning of the Project, and payroll taxes, worker's compensation, uniforms and dry cleaning costs for such persons;
(ii) payments under service contracts with independent contractors for operating (including providing security services, if any), maintaining, repairing or cleaning the Project or any portion thereof or any fixtures or equipment therein; (iii) all costs for electricity, water, gas, steam, sewer and other utility services to the Project only to the extent of an office use , including any taxes on any such utilities; (iv) repairs and replacements which are appropriate to the continued operation of the Building as a first-class office building; (v) cost of lobby decoration, painting and decoration of non-tenant areas; (vi) cost of landscaping in, on or about the Project; (vii) cost of building and cleaning supplies and equipment, cost of replacements for tools and equipment used in the operation, maintenance and repair of the Project and charges for lobby and elevator telephone service for the Building; (viii) financial expenses incurred in connection with the operation of the Project, such as premiums and commercially reasonable deductible amount for such insurance as Landlord may, in its commercially reasonable discretion, from time to time carry (including, without limitation, liability insurance, fire and casualty insurance, rental interruption insurance, flood and earthquake insurance, and any other insurance), attorneys' fees and disbursements, auditing and other professional fees and expenses, association dues and any other ordinary and customary financial expenses incurred in connection with the operation of the Project; (ix) fees payable to a property management company (which may be owned or controlled by Landlord or Landlord's principals) for the management of a first-class office building; (x) the cost of capital improvements made by Landlord in order (i) to conform to any changes in laws, rules, regulations or requirements of any governmental authority having jurisdiction, or of the board of fire underwriters or similar insurance body to the extent such laws occurred after the commencement of this Lease and are to benefit the Project, Building, and the Premises but not for corrections of violations or defects that occurred prior to the commencement date of this Lease or in Landlord's initial construction, later expansion or remodeling, or (ii) to effect a labor saving, energy saving or other economy, which cost shall be included in Operating Expenses for the Lease Year in which such improvement was made; (xi) rental payments made for equipment used in the operation and maintenance of the Project; (xii) the cost of governmental licenses and permits, or renewals thereof, necessary for the operation of the Project; (xiii) the cost of any testing or remediation efforts to ensure that the Building is in compliance with all environmental rules, regulations or standards promulgated by any governmental authority or generally recognized industry association; (xiv) sales, use and excise taxes on goods and services for the Project; (xv) real property taxes and assessments, which shall include, but not be limited to, any and all taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Project, including the Building and the Lot, or their operation, ordinary and extraordinary, substitute and additional, unforeseen as well as foreseen, present and future, of any kind and nature whatsoever, including without limitation, (i) real property taxes or assessments levied or assessed against the Project, including the Building and the Lot, (ii) assessments or charges levied or assessed against the Project, including the Building and the Lot by any redevelopment agency, (iii income, franchise, capital stock, estate or inheritance taxes imposed by the state or federal government or their agencies, branches or departments are excluded(xvi) costs associated with the maintenance of the Building management offices or related facilities in the Building, including fair rental value of any space occupied for such purposes in the event the Landlord performs such management services itself, or the rental paid to Landord for such space by any management company in the event that Landlord employs a management company to provide such services (in no event, however, will such management office or related facility exceed two thousand (2,000) square feet, (xviii) all other reasonable or necessary expenses paid in connection with the operation, maintenance, repair, and cleaning of the Project in order to maintain the Project in first class condition.

                           Any cost of expenses of the nature described above
shall be included in Operating Expenses for any Lease Year no more than once, notwithstanding that such cost or expenses may fall under more than one of the categories listed above. Operating Expenses shall not be reduced as a result of Tenant performing for itself any of the services that Landlord provides for the Project or the tenants thereof. Landlord may use related or affiliated entities to provide service or furnish materials for the Project provided these are at competitive prices.

                           The Operating Expenses that vary with occupancy and
that are attributable to any Lease Year in which less than ninety-five percent (95.00%) of the rentable area of the Building is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes they would have been if ninety-five percent (95.00%) of the rentable area of the Building had been occupied.

                           The costs and expenses set forth in Exhibit D shall
not be included in Operating Expenses, which exhibit is incorporated hereto.

                           (4)      Tenant's Proportionate Share of Operating
Expenses shall be payable by Tenant to Landlord as follows:

                                    (i)      Beginning with the Lease Year
following the Base Year and for each Lease Year thereafter, Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Operating Expenses incurred by Landlord in the Lease Year which exceeds the total amount of Operating Expenses payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses."

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                                    (ii)     To provide for current payments of
Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent during each Lease Year, an amount equal to Tenant's Proportionate Share of the Excess Expenses payable during such Lease Year, as estimated by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Lease Year, including the Lease Year immediately following the Base Year, and Tenant's Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Lease Year.

                                    (iii)    On or before April 1 of each Lease
Year after the first Lease Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement ("Expense Statement") setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Lease Year; provided, however, that the failure of Landlord to supply such statement shall not constitute a waiver of Landlord's rights to collect for such Excess Expenses unless it is delayed by more than six (6) months. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Lease Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days of the receipt of the statement. If such total exceeds Tenant's Proportionate Share of the actual Excess Expenses for such Lease Year, then Landlord shall promptly pay Tenant the amount of the credit. The obligations of Tenant and Landlord to make payments required under this Section 7 shall survive the Expiration Date for a period of six (6) months thereafter. Tenant's Proportionate Share of Excess Expenses in any Lease Year having less than three hundred sixty-five (365) days shall be appropriately prorated.

                                    (iv)     For a period of three (3) months
after receipt of the Expenses Statement, Tenant shall be entitled, upon thirty
(30) days prior written notice and during normal business hours, at the office of the Building's property manager or such other place as Landlord shall designate, to inspect and examine those books and records of Landlord relating to the determination of Excess Expenses for the immediately preceding Lease Year. Failure of Tenant to request such inspection within such three (3) month period shall render such Expenses Statement conclusive and binding on Tenant. If, after inspection and examination of such books and records, Tenant disputes the amounts of the Excess Expenses charged by Landlord, Tenant may, by written notice to Landlord, request an independent audit of such books and records. The independent audit of the books and records shall be conducted by a certified public accountant ("CPA") acceptable to both Landlord and Tenant, which shall be compensated on an hourly basis only. If, within thirty (30) days after Landlord's receipt of Tenant's notice requesting an audit, Landlord and Tenant are unable to agree on the CPA to conduct such audit, then Landlord may designate a nationally recognized accounting firm not then employed by Landlord or Tenant to conduct such audit. The audit shall be limited to the determination of the amount of Excess Expenses for the subject Lease Year. With respect to the Operating Expenses which vary with occupancy and which Landlord has adjusted the audit shall be limited to the determination of the actual amount of such Operating Expenses and shall not include a determination of the reasonableness of Landlord's adjustment. If the audit discloses that the amount of Excess Expenses billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable. All costs and expenses of the audit shall be paid by Tenant unless the audit shows that Landlord overstated Excess Expenses for the subject Lease Year by more than five percent (5.00%), in which case Landlord shall pay all costs and expenses of the audit. Tenant and the CPA shall keep any information gained from such audit confidential and shall not disclose it to any other party. The exercise by Tenant of the audit rights hereunder shall not relieve Tenant of its obligation to timely pay all sums due hereunder, including, without limitation, the disputed Excess Expenses.

         8. USE: Notwithstanding anything contained herein to the contrary in this Lease, Tenant shall use the Premises for the uses set forth in the Basic Lease Information, and shall not use the Premises for any other purposes. Tenant shall be solely responsible for obtaining any necessary governmental approvals of such use. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the Premises as permitted in this Lease, a sum equal to the difference between the original premium and the increased premium. Landlord shall coordinate with Tenant the prescribing of the weight and position of all safes, fixtures and heavy installations that Tenant desires to place in the Premises so as to distribute properly the weight, or to require plans prepared by a qualified structural engineer for such heavy objects, which shall be prepared at Tenant's sole cost and expense. Landlord agrees and understands that Tenant is subject to federal and state banking regulations that may supercede any requirements Landlord may impose (such as days and hours of operation) and other permitted uses and in such cases of conflict, Landlord agrees that the requirements of the federal and state banking regulations shall prevail.

         Landlord agrees that Tenant shall have exclusive rights to retail banking and similar retail services in the Building and Landlord will not allow interior (excluding electronic building directory) or exterior signage referring to another commercial banking entity in or on the Building. . Landlord further agrees that it shall not, during the term of this Lease and any extensions thereof, (a) permit any other tenant or occupant in the main level (1st Floor) of the building that engages in any form of banking or financial services (including, without limitation, a credit union, savings & loan organization, automatic teller machine or machines, check cashing services, or any other business that engages in the lending of and/or deposits of money and/or such negotiable interests) or (b) any other ATM (or electronic dispensing devices or night drop facilities) be located in any part of the exterior of the building or in any of the parking and/or common area facilities, provided, however, Securities brokerage firms will be an exception to Exclusive Use Rights of Tenant.

         9. COMPLIANCE WITH THE LAW: Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law or rule, regulation, or requirement of any duly constituted public authorities now in force or which may hereafter be enacted or promulgated, or subject Landlord to any liability for injury to any person or property by reason of any business operation being conducted in or about the Premises provided Landlord warrants and represents that the Premises are delivered to Tenant free of any Hazardous Materials and in compliance with all ADA laws (federal and state) and all building and fire codes, then, thereafter,. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, including, but not limited to, the Americans with Disabilities Act ("ADA") of 1990 (42 U.S.C. ss. 12101 et seq.), any amendment thereto or regulations promulgated thereunder, or state or local ordinances or codes enacted pursuant thereto; or requirements of any board or fire insurance underwriters or other similar bodies, now or hereafter constituted, relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The final judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

         10. ALTERATIONS AND ADDITIONS: Tenant shall not make or suffer to be made any alterations, additions, or improvements (collectively, "Alterations") to or of the Premises, or any part thereof, without first obtaining the written consent of Landlord, which shall not be unreasonably withheld or delayed; provided, however, if the Alterations would adversely affect the structure or safety of the Building or its electrical, plumbing, HVAC, mechanical or safety systems, or if such Alterations would create an obligation on Landlord's part to make modifications to the Building, Landlord may withhold its consent in its sole and absolute discretion. Notwithstanding the foregoing, without the prior consent of Landlord, but with the prior notice to Landlord, Tenant shall be entitled to make Alterations within the Premises, provided that (i) the cost of construction such Alterations does not exceed Fifty Thousand and No/100ths/100ths Dollars ($50,000.00) per project in the aggregate, and (ii) does not effect the structure or mechanical systems of the Building, and (iii) Tenant otherwise complies with the provisions of this Section. All Alterations shall comply with all applicable laws, statutes and ordinances, which include, but are not limited to ADA. Any Alterations to or of said Premises, including, but not limited to, wall covering, paneling, and built-in cabinet work but excepting movable furniture and trade fixtures, shall on the expiration of the Term become a part of the realty and belong to Landlord, and shall be surrendered with the Premises. Vaults and/or safes installed on the Premises will be removed at the cost of the Tenant unless Landlord and Tenant mutually agree that a subsequent Tenant of the Premises will be able to use these certain vaults and/or safes and can arrange for a transfer of ownership to said subsequent Tenant. However, Landlord shall provide written notice to Tenant prior to the construction of such Alteration whether Tenant will be required to remove such Alteration and restore the Premises to its original condition upon the expiration of the Term. If Landlord so states, Tenant, at its own cost shall restore the Premises to its original condition upon the expiration of the Term. Upon Landlord's approval of the requested Alterations, Tenant shall secure all necessary permits, if applicable. In the instances that consent is required and before Landlord's consent to such Alterations, Tenant shall submit detailed specifications, floor plans and necessary permits (if applicable) to Landlord for review. In no event shall any Alterations affect the structure of the Building or its facade. As a condition to its consent, Landlord may request adequate assurance that all contractors who will perform such work have in force workman's compensation and such other employee and public liability insurance as Landlord reasonably deems necessary. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, completed to the satisfaction of Landlord, and the contractor or person selected by Tenant to make the same must first be approved in writing by Landlord which will not be unreasonably withheld. If Tenant makes any Alterations to the Premises as provided in this Section, the Alterations shall not be commenced until ten (10) business days after Landlord has received notice from Tenant stating the date the installation of the Alterations is to commence so that Landlord can post and record an appropriate notice of non-responsibility. Tenant shall indemnify, defend and hold the Landlord, the Building and the Premises free and harmless from any liability, loss, damage, cost, attorneys' fees and other expenses incurred on account of such construction, or claims by any person performing work or furnishing materials or supplies for Tenant or any persons claiming under Tenant.

         11.      REPAIRS AND MAINTENANCE:

                  (a) Provided Landlord warrants the Premises and equipment to be in good working order and repair and that it is in compliance with all applicable codes and laws including, but not limited to ADA laws (federal and state) and building codes, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, excepting the Punch List Items. Tenant shall, at Tenant's sole cost and expense, maintain the Premises, and the areas adjacent thereto, in good, clean and first-class condition and repair. Tenant shall be solely responsible for maintaining and repairing all fixtures, electrical lighting, ceilings and flooring coverings, windows, doors, and interior walls within the Premises. In addition, Tenant shall be responsible for all repairs made necessary by Tenant or Tenant's invitees in the Premises. Tenant acknowledges that Landlord shall have no obligation to maintain, repair or replace any telecommunications or computer cabling or wiring which is located in the Premises or which exclusively serves the Premises (collectively, "Cabling"). Tenant shall, at Tenant's expense, contract with Pacific Bell or another reputable contractor to maintain the Cabling; provided, however, that Landlord may, at Landlord's option and with Tenant's consent and upon thirty (30) days' written notice to Tenant, undertake the responsibility for the maintenance of some or all of the Cabling, in which event the cost of such maintenance may be included as an "Operating Expense." Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises except as specifically set forth in this Lease. Under no circumstances shall Tenant make any repairs to the Building or to the mechanical, electrical or heating, ventilating or air conditioning systems of the Premises or the Building, unless such repairs are previously approved in writing by Landlord. Provided such waiver is not against public policy or any existing law, Tenant waives the provisions of Sections 1931(1), 1941 and 1942 of the California Civil Code, and any similar or successor law regarding Tenant's right to make repairs and deduct expenses of such repairs from the Rent due under this Lease.

                  (b) Landlord shall be responsible for maintaining and repairing all structural portions of the Building, and shall maintain the roof, side-walls, and foundations of the Building in good, clean and safe condition and repair. Landlord shall be entitled to approve the sealing of any roof penetrations caused by Tenant Improvements. Landlord shall also maintain all landscaping, driveways, parking lots, fences, signs, sidewalks and the Project Common Areas. Landlord shall be responsible for maintenance and repair of all plumbing, heating, electrical, air conditioning and ventilation systems. Landlord shall use reasonable efforts to minimize any interference with Tenant's business at the Premises. If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant thirty (30) days' written notice to do such acts as are reasonably required to so maintain the Premises and Tenant shall have a reasonable time in which to respond to Landlord's request for these repairs and if Tenant fails to promptly commence such work within such time period as was agreed to between Landlord and Tenant and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand. Landlord agrees and understands that Tenant is subject to federal and state banking regulations that may supercede any requirements Landlord may impose (such as days and hours of operation) and, Landlord agrees that the requirements of the federal and state banking regulations shall prevail.

         12. WASTE: Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance to owners or occupants of adjacent properties or to other tenants of the Building.

         13. LIENS: Tenant shall keep the Premises and the Project is free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may, at its election, and upon thirty
(30) days' notice to Tenant (and provided Tenant is not already proceeding to do so), remove any liens, in which case Tenant shall pay to Landlord the cost of removing the lien, including reasonable attorneys' fees. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law for the protection of Landlord, the Premises, the Building or the Project from mechanics' and materialmen's liens.

         14.      UTILITIES AND SERVICES:

                  (a) Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during the Business Hours, subject to the conditions and in accordance with the standards set forth in writing by Landlord from time to time during the term of this Lease and delivered to Tenant, reasonable quantities of electric current for normal lighting and general office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's and Tenant's mutual judgment for the

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

comfortable use and occupation of the Premises, and elevator service by non-attended automatic elevators. In addition, provided that Tenant is not in default hereunder, Landlord agrees to provide janitorial service to the Premises five (5) days a week, during such hours and days as Tenant is required to operate under federal and state banking regulations. Landlord may schedule, in its discretion, outside the hours for the Tenant as set forth in the preceding sentence provided in no event shall it interfere with Tenant's federal and state operating days and hours. Tenant acknowledges and agrees that Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant's carelessness or the nature of Tenant's business. Landlord's obligation regarding any heating, ventilation and air conditioning ("HVAC") and electrical systems shall be limited to the Building's standard central HVAC and electrical systems, and Landlord shall have no obligation to maintain or repair any HVAC or electrical system that has been installed to accommodate Tenant's specific use of the Premises (provided, however, that any contractor retained by Tenant to maintain or repair any such HVAC or electrical system shall be subject to Landlord's reasonable approval). Landlord shall not be obligated to service, maintain, repair or replace any system or improvement in the Premises that has not been installed by Landlord at Landlord's expense, or which is a specialized improvement requiring additional or extraordinary maintenance or repair (by way of example only, if the standard premises in the Building contain fluorescent light fixtures, Landlord's obligation shall be limited to the replacement of fluorescent light tubes, irrespective of any incandescent fixtures that may have been installed in the Premises at Tenant's expense). Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character or for any other causes. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to the interruption or failure of any services to be provided under this Lease. Landlord agrees and understands that Tenant is subject to federal and state banking regulations that may supercede any requirements Landlord may impose and, Landlord agrees that the requirements of the federal and state banking regulations shall prevail.

                  (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected by reason of any lights, machines or equipment used by Tenant in the Premises, or by the occupancy of the Premises by more persons than are contemplated by the design criteria of the HVAC systems, then Landlord shall have the right to install machines or equipment that Landlord reasonably deems necessary to restore temperature balance, including modifications to the standard air conditioning equipment and electrical systems serving the Premises. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

                  (c) Tenant acknowledges and agrees that Tenant's use of the Premises during Non-Business Hours imposes additional burden on the Project's janitorial services, fluorescent light tubes, HVAC and electrical services, and the Project Common Areas. Accordingly, Non-Business Hours use of services will be made available to Tenant through an access or override switch accessible to Tenant from the Premises and will be billed as an after hours rent assessment. After hours use will be monitored and such costs will be payable by Tenant to Landlord upon demand (a minimum two (2) hour charge will be due for any such after-hours usage), on an hourly basis at the then prevailing rate ("Prevailing Rate") established by the Landlord. Landlord and Tenant acknowledge and agree that, as of the date of execution of this Lease, the Prevailing Rate for use of the Premises during Non-Business Hours is Thirty and No/100ths Dollars ($30.00) per hour per zone with the entire Premises occupied by Tenant recognized as a single zone. The Prevailing Rate is subject to change, based upon changes in the cost of such utilities however, Tenant shall not be liable for such costs unless Tenant has activated such access or override switch.

                  (d) Tenant shall not, without the prior consent of Landlord, connect to the utility systems of the Building any apparatus, machinery or other equipment except typical office machines and devices such as electric typewriters, word processors, mini and microcomputers and office-size photocopiers and other similar machines. Nor shall Tenant, without the prior written consent of Landlord, connect to any electrical circuit in the Premises any apparatus or equipment with power requirements that exceed the designed electrical capacity of the Premises. Tenant shall pay the cost of all utilities and services supplied to Tenant in connection with Tenant's use of additional office equipment approved by Landlord hereunder. Tenant shall not, without the prior consent of Landlord, connect to any dedicated electrical circuit in the Premises electrical apparatus or equipment of any type having in the aggregate electrical power requirements in excess of two (2) amps per outlet. Notwithstanding Landlord's consent to such excess loading of circuits, Tenant shall pay the cost of any additional or above-standard capacity electrical circuits necessitated by such excess loading circuits and the installation thereof.

                  (e) All sums payable hereunder by Tenant for additional services or for excess utility usage shall be payable within thirty (30) days after written request from Landlord, including reasonable supporting documentation; except that Landlord may require Tenant to pay monthly for the estimated cost of Tenant's excess utility usage if such usage occurs on a regular basis, and such estimated amounts shall be payable in advance on the first day of each month.

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

         15.      ASSIGNMENT AND SUBLETTING:

                  (a) Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed as provided in this Section 15: (a) assign, mortgage, pledge, encumber or otherwise transfer this Lease, the term or estate hereby granted, or any interest hereunder; (b) permit the Premises or any part thereof to be utilized by anyone other than Tenant (whether as concessionaire, franchisee, licensee, permittee or otherwise); or (c) except as hereinafter provided, sublet or offer or advertise for subletting the Premises or any part thereof. Any assignment, mortgage, pledge, encumbrance, transfer or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default.

                  Notwithstanding the foregoing and Subsection (b) below, Tenant may assign this Lease or sublet the Premises or a portion thereof, without Landlord's consent, but with prior written notice, to any corporation, partnership, individual or other entity which controls, is controlled by or is under common control with Tenant; or to any corporation, partnership, individual or other entity, resulting from the merger or consolidation with Tenant; or to any person or entity which acquires all of the assets of Tenant's business going concern, provided that (i) the assignee or subtenant assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises remains unchanged. Provided that Tenant is a corporation, and (i) the stock of Tenant is traded on a national exchange, the transfer of stock in Tenant shall not be considered an assignment, sublease or transfer under the Lease, or (ii) the stock of Tenant is not traded on a national exchange, the collective transfer of thirty percent (30.00%) or less of such stock shall not be considered an assignment, sublease or transfer under this Lease.

                  (b) If at any time or from time to time during the Term of this Lease, Tenant desires to assign this Lease with respect to, or to sublet, all or any part of the Premises, then at least thirty (30) days prior to the date when Tenant desires the assignment or subletting to be effective (the "Transfer Date"), and if consent is required, Tenant shall give Landlord a notice (the "Transfer Notice") which shall set forth the name, address and business of the proposed assignee or subtenant, information (including financial statements and references) concerning the character of the proposed assignee or subtenant, in the case of a proposed sublease, a detailed description of the space proposed to be sublet, which must be a single, self-contained unit (the "Space"), any rights of the proposed assignee or subtenant to use Tenant's improvements and the like, the Transfer Date, and the fixed rent and/or other consideration and all other material terms and conditions of the proposed assignment or subletting, all in such detail as Landlord may reasonably require, if Landlord promptly requests additional detail, the Transfer Notice shall not be deemed to have been received until Landlord receives such additional detail.

                  (c) Landlord shall be permitted to consider any reasonable factor in determining whether or not to withhold its consent to a proposed assignment or sublease and Landlord shall make such determination within thirty (30) days following Landlord's receipt of the Transfer Notice. The failure of Landlord to deliver written notice of such determination within such time period shall be deemed Landlord's disapproval thereof. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or sublease, it shall be reasonable for Landlord to withhold its consent if any of the following conditions are not satisfied:

                           (1)      The proposed use by the transferee shall (i)
comply with Tenant's permitted use, (ii) be consistent with the general character of businesses carried on by tenants of a first-class office building,
(iii) not increase the likelihood of damage or destruction, (iv) not increase the density of occupancy of the Premises or increase the amount of pedestrian and other traffic through the Building, (v) not be likely to cause an increase in insurance premiums for insurance policies applicable to the Building, (vi) not require new tenant improvements incompatible with then-existing Building systems and components, (vii) unless paid by Tenant, not require Landlord to make modifications to the Building outside of the Premises (in order, for example, to comply with laws such as the ADA), (viii) not increase the electrical or HVAC usage in the Premises, and (ix) not otherwise have or cause a material adverse impact on the Premises, the Building, the Project, or Landlord's interest therein;

                           (2)      Tenant or such transferee shall, prior to
occupancy, deliver to Landlord any increase in the security deposit required by Landlord's then-current standards for delivery of security deposits by tenants;

                           (3)      The proposed transferee shall not be a labor
union, foreign or domestic governmental entity or public utility company;

                           (4)      If Landlord has vacant space at the Building
suitable for such proposed transferee, the proposed transferee shall not be an existing tenant or occupant of the Building or a person or entity with whom Landlord is then dealing, or with whom Landlord has had any dealings within the previous six (6) months, with respect to the leasing of space in the Building;

                           (5)      Any ground lessor or mortgagee whose consent
to such transfer is required fails to consent thereto; and

                           (6)      Any proposed subletting shall not result in
more than two (2) subleases of portions of the Premises being in effect at any one time during the Term. Tenant shall have the burden of demonstrating that each of the foregoing conditions has been satisfied.

                  (d) Provided Landlord has consented to such assignment or subletting, Tenant shall be entitled to enter into such Assignment or Sublease with the third party identified in the Transfer Notice subject to the following conditions:

                           (1)      At the time of the transfer, there is no
event of default under this Lease;

                           (2)      The assignment or sublease shall be on the
same terms set forth in the Transfer Notice given to Landlord;

                           (3)      No assignment or sublease shall be valid and
no assignee or sublessee shall take possession until an executed counterpart of the assignment or sublease has been delivered to Landlord;

                           (4)      No assignee or sublessee shall have a right
further to assign or sublet without Landlord's consent thereto in each instance, which consent in the case of a future assignment should not be unreasonably withheld or delayed;

                           (5)      Any assignee shall have assumed in writing
the obligations of Tenant under this Lease;

                           (6)      Any subtenant shall have agreed in writing
to comply with all applicable terms and conditions of this Lease with respect to the Space;

                           (7)      In the event Tenant sublets the entire
Premises or any part thereof, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess rent within thirty (30) days of Tenant's receipt thereof pursuant to such subletting. As used herein, "excess rent" shall mean any sums or economic consideration per square foot of the Premises received by Tenant pursuant to such subletting in excess of the amount of the rent per square foot of the Premises payable by Tenant under this Lease applicable to the part or parts of the Premises so sublet; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom all of the costs incurred by Tenant for brokerage commissions, tenant improvement work approved by Landlord, reasonable attorneys fees, and reasonable marketing fees, in conjunction with such sublease; and

                           (8)      In the event Tenant assigns this Lease,
Tenant shall deliver to Landlord fifty percent (50.00%) of any excess payment within thirty (30) days of Tenant's receipt thereof pursuant to such assignment. As used herein, "excess payment" shall mean the amount of payment received for such assignment of this Lease in excess of the rent payable by Tenant under this Lease; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom all of the costs incurred by Tenant for brokerage commissions, tenant improvement work approved by Landlord, reasonable attorneys fees, and reasonable marketing fees, in conjunction with such assignment.

                  (e) No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

                  (f)      INTENTIONALLY DELETED.

         16. MUTUAL INDEMNITY: Each party shall indemnify, defend, protect and hold the other, any partner, co-venturer, co-tenant, officer, director, employee, agent, or representative of the other (collectively, "Affiliates") harmless against and from all claims, damages and liabilities, arising from each party's use and operation of their respective property and/or the conduct of their respective or from any activity, work, or other thing done, permitted or suffered by each of them as to each other in or about the Building, and shall further indemnify and hold each other, any partner, co-venturer, co-tenant, officer, director, employee, agent, or representative of each other harmless against and from any and all claims, damages and liabilities, directly arising from any breach or default in the performance of any obligation on either party's part to be performed under the terms of this Lease, or arising from any act or negligence of either party or any officer, agent, or employee, guest, and from all and against all costs, attorneys' fees, expenses, and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action, or proceeding brought against either specific party by reason of any such claim. Each party as a material part of the consideration to the other under this Lease, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, except that neither party shall assume any risk for damage resulting from the gross negligence or willful misconduct of the other party or its authorized representatives.

         17. DAMAGE TO PREMISES OR BUILDING: All injury to the Premises or the Building caused by moving the property of Tenant or its employees, agents, guests or invitees into, in or out of the Building and all breakage done by Tenant or the agents, servants, employees, and visitors of Tenant shall be repaired as determined by the Landlord at the expense of the Tenant.

18. TENANT'S INSURANCE:

                  (a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies which are rated by Best Insurance Reports as A:VII or better and acceptable to Landlord and Landlord's lender and licensed or authorized to do business in the State of California. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a separation of insureds condition,
(ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance for Landlord's interest only, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A copy of a certificate of each paid up policy (authenticated by the insurer) evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is given possession of the Premises, and thereafter, within thirty (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect , copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancelable, materially changed or reduced in coverage except after thirty (30) days' written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) ,after notice and opportunity to cure, procure said insurance on Tenant's behalf and charge the Tenant the premiums, which shall be payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

                  (b) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the term of the Lease, Tenant shall procure, pay for and maintain in effect policies of property insurance covering (i) all Tenant Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of
Section 10 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time, in, on or about the Premises, in an amount not less than one hundred percent (100.00%) of their actual replacement cost from time to time, providing protection against all risks of physical loss or damage. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

                  (c) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term of the Lease, Tenant shall procure, pay for and maintain in effect workers' compensation and employer's liability insurance and commercial general liability insurance which includes coverage for personal injury, contractual liability and Tenant's independent contractors. The commercial general liability should be procured and maintained with not less than Two Million and No/100ths Dollars ($2,000,000.00) per occurrence combined single limit for bodily injury, personal injury or property damage liability. If such insurance covers more than one location, and general aggregate limit shall apply on a per location basis.

                  (d)      INTENTIONALLY DELETED

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

                  (e)      INTENTIONALLY DELETED

                  (f) Tenant agrees to obtain or cause to be obtained certificates of insurance evidencing commercial general liability insurance, including completed operations, and workers' compensation insurance and employer's liability insurance from any contractors or subcontractors engaged in repairs or maintenance to the Premises during the term of the Lease. Such liability insurance must be for minimum limits of One Million and No/100ths Dollars ($1,000,000.00) per occurrence combined single limit for bodily injury including death and property damage liability.

                  (g) Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against and payment is made under any "all risk" insurance policy which either may have in force at the time of the loss or damage. Both parties shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation as contained in this Lease.

         19. AD VALOREM TAXES: Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property with supporting documentation.

         20. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord or Tenant on any default by Tenant or Landlord shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No act or conduct of Landlord, including without limitation the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Prior to the scheduled expiration of the term of the Lease, only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish an early termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease. The review, approval, or inspection by Landlord of any item to be reviewed, approved, or inspected by Landlord under the terms of this Lease shall not constitute the assumption of any responsibility by Landlord for the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. . The provisions of this Paragraph 20 are made reciprocal as to Landlord and Tenant.

         21. ENTRY BY LANDLORD: Landlord reserves, and shall at any and all reasonable times with reasonable notice and prior approval from Tenant have the right to enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to maintain and repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures, where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby and further providing that the business of the Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and other such areas that Tenant deems private and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in the event of an emergency (as determined by Landlord or its employees or representatives acting in good faith), in order to obtain entry to the Premises without liability to Landlord. Any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or be deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

         22. CASUALTY DAMAGE: During the Term hereof, if the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged by such fire or other casualty), (i) if such damage cannot be repaired within ninety (90) days thereafter, as reasonably determined by Landlord, (ii)

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if any mortgagee under a mortgage or deed of trust covering the Building requires that the insurance proceeds payable as a result of said fire or other casualty be used to retire or reduce such mortgage debt, or (iii) if such damage is not covered by insurance carried by Landlord, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord elects to repair the Premises and/or the Building, Landlord shall within sixty (60) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant's furniture and furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building. Tenant shall not be entitled to any compensation or damages from Landlord, and Landlord shall not be liable, for any loss of the use of the whole or any part of the Premises, the Building, Tenant's personal property, or any inconvenience or annoyance occasioned by such loss of use, damage, repair, reconstruction or restoration, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a diminution of Rent on a square footage basis during the time and to the extent the Premises are unfit or unavailable for occupancy to the extent Landlord is able to collect from its own business income loss insurance policy. If the Premises or any other portion of the Building are damaged by fire or other casualty resulting from the negligence of Tenant or any of Tenant's agents, employees, or invitees, Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation to terminate the Lease by reason of casualty or damage to the Premises or Building, and the parties hereto specifically agree that the Lease shall not automatically terminate by law upon destruction of the Premises. Except as otherwise provided in this Section 22, and except if against any other provision of the law or against public policy. Tenant hereby waives the provisions of Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code.

         23.      CONDEMNATION:

                  (a) If the whole of the Building or Premises should be condemned, this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than substantially the whole of the Building or the Premises is thus taken or sold, this Lease shall be unaffected by such taking, provided that (i) Tenant shall have the right to terminate this Lease by written notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20.00%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) either party (if the Project is affected by a taking of more than 25%) may terminate this Lease by giving written notice thereof to the other within sixty
(60) days after the date of such taking, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If, upon any such condemnation of less than substantially the whole of the Building or the Premises, this Lease shall not be thus terminated, the Rent payable hereunder shall be diminished by an amount representing that part of the Rent as shall properly be allocable to the portion of the Premises which was so condemned, and Landlord shall, at Landlord's sole expense, restore and reconstruct the remainder of the Building and the Premises to substantially their former condition to the extent that the same, in Landlord's reasonable judgment, may be feasible, but such work shall not exceed the scope of the work done in originally constructing the Building, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation awarded upon a taking of any part or all of the Building or the Premises. Subject to the rights of any mortgagee under a mortgage or deed of trust covering the Building, Landlord shall be entitled to and shall receive the total amount of any award made with respect to condemnation of the Premises or Building, regardless of whether the award is based on a single award or a separate award as between the respective parties, provided any portion of said award for Tenant's Leasehold Improvements that were installed and paid for by Tenant, Tenant's personal property, relocation costs, or other such part of the award specifically made to Tenant shall be paid to Tenant by Landlord, and to the extent that any such award or awards shall be made to Tenant or to any person claiming through or under , that is for the portion of the award that is Landlord's, Tenant hereby irrevocably assigns to Landlord all of its rights, title and interest in and to any such awards. No portion of any such award or awards shall be allocated to or paid to Tenant for any so-called bonus or excess value of this Lease by reason of the relationship between the rental payable under this Lease and what may at the time be a fair market rental for the Premises. The foregoing notwithstanding, Landlord shall turn over to Tenant, promptly after receipt thereof by Landlord, that portion of any such award received by Landlord hereunder which is attributable to Tenant's unamortized costs of leasehold improvements installed and paid for by Tenant, fixtures and equipment which are condemned as part of the property taken but which Tenant would otherwise be entitled to remove, and the appraisal of the condemning authority with respect to the amount of any such award allocable to such items shall be conclusive. The foregoing shall not, however, be deemed to restrict Tenant's right to pursue a separate award specifically for its relocation expenses or the taking of Tenant's unamortized costs of leasehold improvements installed and paid for by Tenant, Tenant's personal property or trade fixtures. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation (including, without limitation, Sections 1265.120 and 1265.130 of the California Code of Civil Procedure), to terminate or petition to terminate this Lease upon partial condemnation of the Premises or Building, and the parties hereto specifically agree that this Lease shall not automatically terminate upon condemnation.

                  (b) Landlord may, without any obligation or liability to Tenant and without affecting the validity and existence of this Lease other than as hereafter expressly provided, agree to sell and/or convey to the condemnor the Premises or portion thereof sought by the condemnor, without first requiring that any action or proceeding be instituted, or if such action or proceeding shall have been instituted, without first requiring any trial or hearing thereof (and Landlord is expressly empowered to stipulate to judgment therein), free from this Lease provided the rights of Tenant hereunder as set forth in (a) above as to the award shall not be restricted and Landlord shall pay to Tenant any part of Landlord's proceeds that constitute Tenant's claim and/or property..

                  (c) If all or any portion of the Premises is condemned or other-wise taken for a period (i) of less than one hundred twenty (120) days, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms and covenants of this Lease; provided, however, Rent shall abate during such limited period in proportion to the portion of the Premises that is rendered unusable as a result of such condemnation or other taking, or
(ii) of one hundred twenty (120) days or more, Tenant shall have the right to terminate this Lease by providing written notice of such election within thirty
(30) days of such condemnation, in which case Rent shall be abated as of the date of such condemnation.

                  (d) The words "condemnation" or "condemned" as used herein shall mean the taking for any public or quasi-public use under any governmental law, ordinance, or regulation, or the exercise of, or the intent to exercise, the power of eminent domain, expressed in writing, as well as the filing of any action or proceeding for such purpose, by any person, entity, body, agency, or authority having the right or power of eminent domain, and shall include a voluntary sale by Landlord to any such person, entity, body agency or authority, either under threat of condemnation expressed in writing or while condemnation proceedings are pending, and shall occur in point of time upon the actual physical taking of possession pursuant to the exercise of said power of eminent domain.

         24. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  (a) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder as and when due and written notice from Landlord, where such failure shall continue for a period of five (5) days after the due date.

                  (b) Tenant's failure to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than as described in subparagraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30)-day period and thereafter diligently prosecutes such cure to completion.

                  (c) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days, or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in sixty (60) days.

                  (d) The filing of any voluntary petition in bankruptcy by Tenant, or the filing of any involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease, and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligation under this Lease.

                  (e) Without the prior written consent of Landlord, which shall not be unreasonably withheld, selling, leasing, assigning, encumbering, hypothecating, transferring, or otherwise disposing of all or substantially all of the Tenant's assets.

                  (f) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in Sections (d) or (e) above.

         25. REMEDIES FOR TENANT'S DEFAULT: In the event of Tenant's default, Landlord may:

                  (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant:

                           (1)      the worth at the time of the award of any
unpaid rent which had been earned at the time of such termination; plus

                           (2)      the worth at the time of the award of the
amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

                           (3)      the worth at the time of the award of the
amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided; plus

                           (4)      any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (including, without limitation, the cost of recovering possession of the Premises, expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and real estate commissions actually paid and that portion of the leasing commission paid by Landlord and applicable to the unexpired portion of this Lease); plus

                           (5)      such other amounts in addition to or in lieu
of the foregoing as may be permitted from time to time by applicable California law.

                  As used in Subsections (1) and (2) above, the "worth at the time of the award" shall be computed by allowing interest at the lesser of ten percent (10.00%) per annum, or the maximum rate permitted by law per annum. As used in Subsection (3) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1.00%).

                  (b) Continue this Lease in full force and effect, and the Lease will continue in effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord reasonably incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the Rent due under this Lease on the dates the Rent is due, less the rent Landlord receives from any reletting. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord allowed by this Paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability.

                  (c) Cause a receiver to be appointed to collect Rent. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate the Lease.

                  (d) Cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, reasonably pays any sum or does any act that requires the payment of any sum after due written notice and opportunity to cure, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the lesser of ten percent (10.00%) per annum, or the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional Rent.

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

                  The foregoing remedies are not exclusive; they are cumulative, in addition to any remedies now or later allowed by law, to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors' rights generally. The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition; and the provisions of this sentence are made mutual as between the parties. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any proceeding breach other than a failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver and the provisions of this sentence are made mutual as between the parties.

         26. SURRENDER OF PREMISES: On expiration of this Lease or within five (5) days after the earlier termination of the Term, Tenant shall surrender to Landlord the Premises in good condition (except for ordinary wear and tear, repair and maintenance which is the obligation of Landlord, and destruction to the Premises covered by Section 22). Tenant shall remove all its personal property within the above-stated time or it shall be deemed abandoned. .

                  Landlord may elect to retain or dispose of in any manner any alterations or any of Tenant's personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease by giving at least twenty (20) days' notice to Tenant. Title to any such alterations or any of Tenant's personal property that Landlord elects to retain or dispose of on expiration of the twenty (20)-day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such alterations or any of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, and disposing of any alterations or any of Tenant's personal property.

                  If Tenant fails to surrender the Premises to Landlord on expiration or five (5) days after termination of the term as required by this Paragraph, Tenant shall indemnify and hold Landlord harmless from all claims, liability and damages resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

         27.      DEFAULT BY LANDLORD:

                  (a) Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligations within thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30)-day period and thereafter diligently prosecute the same to completion. In no event shall Landlord be liable to Tenant for loss of profits, business interruption, or consequential damages if Landlord performs its obligations within the time periods specified in this Paragraph.

                  (b) Tenant agrees to give any mortgagee and/or trust deed holders, by registered mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagee and/or trust deed holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within thirty (30) days mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while remedies are being so diligently pursued.

         28. PARKING: Tenant shall be entitled throughout the Term of this Lease to the use of not less than six (6) unreserved employee parking spaces and six (6) client parking spaces located in the Building's parking facilities upon terms and conditions as may form time to time be established by Landlord. Subject to change by Landlord as herein described, the current monthly cost of parking shall be $140.00 per month for unreserved employee and for client parking spaces. The cost of parking shall not increase by more than 5% per year. Landlord will designate six (6) reserved client parking spaces on the first floor of the parking garage for the full term of the Lease and any extensions thereof and Tenant shall be entitled to identifying signage for the six (6) client parking spaces. The monthly cost of the client parking spaces will not exceed the cost of the unreserved parking spaces which is currently $140 per month.Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other Tenants in the use of the parking facilities. Except for the six reserved client parking spaces, Landlord reserves the right

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

in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants, and to alter, relocate, reduce or otherwise change the parking facilities and to take measures with respect to the parking area from time to time in order to comply with the policies of any transportation management association or any governmental ordinance, law or regulation,; however, unreserved employee parking shall not be reduced to the extent that Tenant is allowed less than nine (9) parking spaces overall. Additionally, Tenant, at its sole discretion, may annually surrender to Landlord any of its unreserved or client parking spaces.. Landlord shall have the right, in addition to pursuing any other legal remedy available, to tow any vehicle belonging to Tenant or Tenant's employees which is not in compliance with the regulations for the parking facility then in effect if a violation continues after the first notice of each such violation, at the expense of the violator; Upon Tenant's request Landlord shall tow parked cars or take other actions of violators in Tenant's reserved Client parking spaces to free occupied spaces for Tenant's use. Landlord shall not be liable for any claims, losses, damages, expenses or demands with respect to injury or damage to the vehicles of Tenant or Tenant's customers or employees that park in the parking areas of the Project, except for such loss or damage as may be caused by Landlord's gross negligence or willful misconduct, and Tenant agrees to indemnify, defend, protect and hold harmless Landlord from and against any such claim, loss, damage, demand, cost or expense, including without limitation, reasonable attorneys' fees and legal expenses. Landlord shall obtain a certificate of insurance annually from the parking garage operator to confirm that the operator has secured insurance coverage for the parking garage.

         29. ESTOPPEL CERTIFICATE: Tenant shall at any time and from time to time upon not less than thirty (30) days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing concerning the following matters, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any; (b) certifying that the Premises have been accepted by Tenant; (c) confirming the Commencement Date and the expiration date of the Lease; (d) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed, and (e) such other matters requested by Landlord. Any such statement may be relied upon by a prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

         30. SALE OF PREMISES: In the event of any sale of the Project, Landlord shall be and hereby is entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease only if the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord will transfer the Security Deposit and prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

         31.      SUBORDINATION, ATTORNMENT:

                  (a) This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the Building, other improvements, and land of which the Premises are a part. Such subordination is effective without any further act of Tenant. If any mortgagee, trustee, or ground lessor shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease and such options shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease or such options are deeded prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of recording thereof.

                  (b) In the event any proceedings are brought for foreclosure, or in the event of a sale or exchange of the real property on which the Building is located, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, provided Tenant is not in default, such transferee shall recognize Tenant's lease and provide to Tenant a non-disturbance agreement; Tenant shall attorn to the purchaser upon any such foreclosure and sale and recognize such purchaser as the Landlord under this Lease.

                  (c) Subject to (b) above, Tenant agrees to execute any documents required to effectuate an attornment or to make this Lease or any options granted herein prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be. If Tenant fails to execute and deliver any such documents or instruments as required hereunder, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

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                  (d)      Notwithstanding anything contained herein to the
contrary, Landlord agrees that Tenant's obligations to subordinate under this
Section 31 to any future ground lease, mortgage, or deed of trust shall be conditioned upon Tenant's receipt of a non-disturbance agreement from the party requiring such subordination (which party is referred to for the purposes of this Section as the "Superior Lienor"). Such non-disturbance agreement shall provide, at a minimum, that Tenant's possession of the Premises shall not be interfered with following a foreclosure, provided Tenant is not in default beyond any applicable cure periods. Landlord's obligation with respect to such a non-disturbance agreement shall be limited to obtaining the non-disturbance agreement in such form as the Superior Lienor generally provides in connection with its standard commercial loans, however, Tenant shall have the right to negotiate, and Landlord shall use its good faith efforts and due diligence in assisting Tenant in the negotiation of, revisions to that non-disturbance agreement directly with the Superior Lienor. Tenant agrees to use its good faith efforts to reach agreement with the Superior Lienor upon acceptable terms and conditions of a non-disturbance agreement.

         32. AUTHORITY OF TENANT: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said partnership under the terms of the partnership agreement of said partnership. The provisions of this paragraph 32 are reciprocal between Landlord and Tenant.

         33. BROKER: Landlord and Tenant each warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease except for the broker or brokers listed in the Basic Lease Information of this Lease ("Broker"), and it knows of no other real estate broker or agent who is entitled to a commission in connection with the Lease. Landlord agrees to pay any commission to which Broker is entitled in connection with this Lease. Tenant agrees to indemnify and defend Landlord and hold Landlord harmless from any claims for brokerage commissions arising out of any discussion allegedly had by Tenant with any broker other than Broker. If the Broker has acted as the Broker for both the Landlord and Tenant in connection with the negotiation and execution of this Lease, by execution hereof, Landlord and Tenant acknowledge and agree that Broker has made a full disclosure of its representation of both Landlord and Tenant, and that Landlord and Tenant consent and approve of Broker's dual representation of their interests in connection with this transaction.

         34. HOLDING OVER: Upon termination of the Lease or expiration of the Term hereof, if Tenant retains possession of the Premises without Landlord's written consent first had and obtained, then Tenant's possession shall be deemed a month-to-month tenancy upon all of the terms and conditions contained in this Lease, except the base rent portion of the Rent which shall be increased to one hundred and twenty-five percent (125.00%) of the amount of the base rent portion of the Rent for the first ninety (90) days following the expiration or earlier termination of the Lease, as the case may be; thereafter at a rate of one hundred fifty percent (150%) of the amount of the Base Rent portion of the Rent, all for such period of time that Tenant remains in possession of the Premises at the expiration or earlier termination of the Lease, as the case may be. Rent, as adjusted pursuant to this Section, shall be payable in advance on or before the first day of each month. If either party desires to terminate such month-to-month tenancy, it shall give the other party not less than thirty (30) days' advance written notice of the date of termination.

         35. RULES AND REGULATIONS: Tenant shall faithfully observe and comply with the reasonable rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy to them to Tenant (a copy of the present Rules and Regulations is attached hereto as Exhibit E). Landlord shall use its reasonable efforts to enforce compliance with such rules, but shall not be responsible to Tenant for the non-performance of any of said rules by other tenants or occupants. All such rules shall be reasonable and non-discriminatory.

         36. OTHER RIGHTS RESERVED BY LANDLORD: In addition to any other rights contained in this Lease, and except as otherwise provided in this Lease,, Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent:

                  (a) To install, affix and maintain any and all signs on the exterior and interior of the Building.

                  (b) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted herein.

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                  (c)      To prohibit the placing of vending or dispensing
machines of any kind in or about the Premises without the prior written permission of Landlord, unless such vending or dispensing machines are for the exclusive use of Tenant's employees, visitors, and representatives, in which case no Landlord consent shall be required.

                  (d) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout and nature of the Project Common Area and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of Project Common Area, provided that access to and from the Premises is not impaired thereby and Tenant's reserved client parking spaces are not changed. .

         37.      HAZARDOUS MATERIALS:

                  (a) For the purpose of this Section and this Lease, the following terms are defined as follows:

                           (1)      "Hazardous Materials" shall mean any
substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only and without limitation, the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including for example only and without limitation, gasoline, diesel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                           (2)      "Environmental Requirements" shall mean all
present and future governmental statutes, codes, ordinances, regulations, rules, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

                           (3)      "Handle," "Handled," or "Handling" shall
mean any installation, handling, generation, storing, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials by Tenant or its officers, employees, contractors, assignees, sublessees, agents or invitees.

                           (4)      "Environmental Losses" shall mean all costs
and expenses of any kind, damages, foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises, Building or Project.

                  (b) No Hazardous Materials shall be Handled at or about the Premises, Building or Project without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, for example, copier fluids and cleaning supplies, may be used and stored at the Premises without Landlord's prior written consent. Tenant's activities at or about the Premises, Building or Project and the Handling of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises, Building or Project all Hazardous Materials Handled at the Premises, Building or Project (but Tenant shall not be required to remove, or have any liability whatsoever with respect to any Hazardous Materials not in any way Handled or disturbed by Tenant or Tenant's Representatives). Tenant shall keep Landlord fully and promptly informed of all Handling of Hazardous Materials.

                  (c) Tenant covenants and warrants that it shall, at its own expense, promptly take all actions required by any governmental agency or entity in connection with the Handling of Hazardous Materials at or about the Premises, Building or Project, including without limitation, inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with Landlord's use, operation, leasing and sale of the Project and other tenants' quiet enjoyment of their premises in the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling of Hazardous Materials at or about the Premises, Building or Project. Tenant shall remove at its own expense, by bond or otherwise, all liens or charges of any kind filed or recorded against the Premises, Building or Project in connection with the Handling of Hazardous Materials, within ten (10) days after the filing or recording of such lien or charge, and if Tenant fails to do so, Landlord shall have the right, but not the obligation, to remove the lien or charge at Tenant's expense in any manner Landlord deems expedient.

                  (d) Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time after reasonable prior written notice to Tenant (i) to confirm Tenant's compliance with the provisions of this Section, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

                  (e) Notwithstanding anything otherwise contained in this Lease to the contrary, Tenant agrees that Tenant shall be responsible for any Hazardous Materials that are brought into the Premises by Tenant, its agents, representatives or employees and to that extent, Tenant agrees to indemnify, defend and hold harmless Landlord and its partners and their directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, losses, damages, liabilities, costs and expenses of every kind, including without limitation, reasonable attorneys' and consultants' fees and costs, incurred at any time by Landlord from or in connection with the Handling of Hazardous Materials at or about the Premises, Building or Project or Tenant's failure to comply with all Environmental Requirements with respect to the Premises.

                  (f) Landlord agrees to indemnify, defend and hold harmless Tenant from all Environmental Losses and all other claims, losses, damages, liabilities, costs and expenses of every kind, including without limitation, reasonable attorneys' and consultants' fees and costs, incurred at any time by Tenant resulting from claims, costs and liabilities with respect to Hazardous Materials that are either (i) caused by Landlord (to the extent not caused or contributed to by Tenant), or (ii) existing as of the Commencement Date or (iii) not caused by Tenant..

                  (g) The respective obligations of each party under this Section shall survive the expiration or termination of this Lease.

         38.      GENERAL PROVISIONS:

                  (a) Plats and Riders: Clauses, plats, and riders, if any, signed by the Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

                  (b) Joint Obligation: If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

                  (c) Marginal Headings: The marginal headings and titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  (d) Time: Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

                  (e) Quiet Possession: Upon Tenant paying the Rent reserved hereunder, and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                  (f) Prior Agreements: This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

                  (g) Inability to Perform: This Lease and the obligations of Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations or furnish services and utilities hereunder or is delayed in doing so, if such inability or delay is caused by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, governmental laws or regulations, governmental requests for the general public welfare, or other causes beyond the reasonable control of Landlord.

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

                  (h) Jury Trial: The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

                  (i) Limitation on Liability: In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

                           (1)      Tenant's sole and exclusive recourse shall
be against Landlord's interest in the Project. Tenant shall not have any right to satisfy any judgment which it may have against Landlord from any other assets of Landlord;

                           (2)      No partner, stockholder, director, officer,
employee, beneficiary or trustee (collectively, "Partner") of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord);

                           (3)      No service of process shall be made against
any Partner of Landlord (except as may be necessary to secure jurisdiction over Landlord);

                           (4)      No Partner of Landlord shall be required to
answer or otherwise plead to any service of process;

                           (5)      No judgment will be taken against any
Partner of Landlord;

                           (6)      Any judgment taken against any Partner of
Landlord may be vacated and set aside at any time nunc pro tunc;

                           (7)      No writ of execution will ever be levied
against the assets of any Partner of Landlord;

                           (8)      These covenants and agreements are
enforceable both by Landlord and also by any Partner of Landlord.

                  (j) No Construction Against Drafter: The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. If the parties delete any provision appearing in the original draft of this Lease, this Lease will be interpreted as if the deleted language were never a part of this Lease.

                  (k) Tenant's Remedies: If any provision of this Lease expressly or impliedly obligates Landlord not to unreasonably withhold or delay its consent or approval, an action for declaratory judgment or specific performance shall be only one of Tenant's sole right and remedy in any dispute as to whether Landlord has breached such obligation.

                  (l) Separability: Any provisions of this Lease which shall prove to be invalid, void, and illegal shall in no way affect, impair, or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.

                  (m) Choice of Law: This Lease shall be governed by the laws of the Stateof California.

                  (n) Signs: Tenant shall be entitled to have its name and the names of its employees listed in the electronic lobby directory for the Building and a Tenant suite sign at or near the main entrance to the Premises (collectively, "Standard Signage"). The Standard Signage is subject to Landlord's review and approval, which approval shall not be unreasonably withheld. Tenant shall not place any other signage (Non-Standard Signage") upon any portion of the Project or the Premises without Landlord's prior written consent which Landlord may withhold in its sole, good faith discretion, as to the Project, and in its reasonable discretion, as to the Premises. The cost of any Non-Standard Signage approved by Landlord shall be installed at Tenant's sole cost and expense. Signage designating client parking spaces and signage for Night Drop/ATM shall be deemed Non-Standard Signage. Exterior signage will be provided to Tenant subject to City of Sacramento review and approval and at Tenant's sole cost and expense. Tenant's exterior signage will be the only exterior signage referring to a bank as a Tenant of the Building.

                  (o) Project Name: Tenant may use the name of the Project in which the Premises are located in all Tenant's advertising in connection with Tenant's business at the Premises and for no other purpose, except with Landlord's consent. Tenant shall not have or acquire any property right or interest in the name of the Project. Landlord reserves the right to change the


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name, title, or address of the Project or the address of the Premises at any time, and Tenant waives all claims for damages caused by such change.

                  (p) Late Charges: Tenant acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing charges, accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any delinquent installment of Rent or other sums due from Tenant is not received by Landlord on the date same are due, Tenant shall pay to Landlord an additional sum equal to five percent (5.00%) of such overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

                  (q) Interest: Notwithstanding any other provisions of this Lease, any installment of Rent or other amounts due under this Lease not paid to Landlord when due and after prior written notice and opportunity to cure shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at a rate per annum which is equal to the Prime Rate, plus two (2) percentage points, but not to exceed the highest rate permitted under applicable law. The payment of such interest shall not constitute a waiver of any default by Tenant hereunder.

                  (r) Attorneys' Fees: If any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Project by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord, or at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

                  (s) Modification: This Lease contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any oral representations or modifications concerning this Lease shall be of no force or effect, excepting a subsequent modification in writing signed by the party to be charged.

                  (t) Execution: Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

                  (u)      Successors and Assigns: Subject to the provisions of
Section 15, this Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

                  (v) Waiver of California Code Sections: Notwithstanding any other provision of this Lease and in addition to any waivers which may be contained in this Lease, but to the extent such waiver does not violate other laws or is against public policy, Tenant waives the provisions of Civil Code Sections 1932(2) and 1933(4) with respect to the destruction of the Premises; Civil Code Sections 1932(1), 1941 and 1942 with respect to Landlord's repair duties and Tenant's right of repair; and Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises for public or quasi-public use by statute, by right of imminent domain, or by purchase in lieu of imminent domain; and any right of redemption or reinstatement of Tenant under any present of future case law or statutory provision (including Code of Civil Procedure Sections 473, 1174(c) and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the premises for any reason. This waiver applies to future statutes enacted in addition or in substitution to the statue specified herein, and this waiver shall apply even though Tenant may be the subject of a voluntary or involuntary petition in bankruptcy.

                  (w) Force Majeure: In the event Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Work Letter Agreement, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of such party (excepting, however, such party's financial

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inability), then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention .

                  (x) Government Energy or Utility Controls: In the event of imposition of federal, state or local governmental controls, regulations or restrictions on the use or consumption of energy or other utilities during the term, both Landlord and Tenant shall be bound thereby.

                  (y) Accord and Satisfaction; Allocation of Payments: No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant which is then due or delinquent.

                  (z) Changes Requested by Lender: Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise diminish any right or increase any obligations of the party for whom consent to such change or amendment is requested.

                  (aa) Furnishing Annual Reports: In order to induce Landlord to enter into this Lease, prior to the Commencement Date, Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with its annual report reflecting Tenant's current financial condition, Tenant represents and warrants that all financial information furnished by Tenant to Landlord in connection with the Lease are true, correct and complete in all respects.

                  (bb) Objection to Statements: Except as otherwise set forth in this Lease, Tenant's failure to object to any statement, invoice or billing rendered by Landlord within a period of thirty (30) days after receipt thereof shall constitute Tenant's acquiesce with respect thereto and shall render such statement, invoice or billing an account stated between Landlord and Tenant.

                  (cc) Recording: Tenant shall not record this Lease or a memorandum thereof, or any other reference to this Lease, without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

                  (dd) Execution of Lease, No Options: The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to Lease, or otherwise created any interest of Tenant in the Premises or any other Premises within the Building. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

                  (ee) Public Transportation Programs: Tenant hereby agrees to designate one of its employees to act as a liaison with Landlord to facilitate and coordinate such programs as may be required by governmental agencies to reduce the traffic generated by the Project as required by the City of Sacramento's Trip Reduction Ordinance or any governmental department, and to facilitate the use of public transportation.

         39. NOTICES: All notices and demands required to be sent to the Landlord or Tenant under the terms of this Lease shall be personally delivered or sent by certified mail, postage prepaid or by overnight courier (i.e., Federal Express), to the addresses indicated in the Basic Lease Information, or to such other addresses as the parties may from time to time designate by notice pursuant to this Paragraph. Notices shall be deemed received upon the earlier of
(i) if personally delivered, the date of delivery to the address of the person to receive such notice (ii) if mailed, two (2) days following the date of posting by the U.S. Postal Service, and (iii) if by overnight courier, on the business day following the deposit of such notice with such courier.

         40. SECURITY: Landlord shall arrange for a lobby attendant to be present during Building hours, as well as after hours until 9:00 p.m. The cost of Building security will be included as an Operating Expense of the Building.

         41. EXPANSION RIGHTS: Tenant shall have a continuing right of first offer on all contiguous space.

         42. DEPOSIT NIGHT DROP: At the time determined by Tenant, in its sole discretion, that it desires to have a Night Drop and/or ATM installed on or around the Project, it shall so advise the Landlord in writing of such determination and, therafter, Landlord and Tenant agree that they will use commercially reasonable best efforts to mutually and diligently plan, locate, and design a deposit Night Drop/ATM to meet the retail banking needs of the Tenant. Landlord agrees that said location may include, but not be limited to, a site outside of the Building accessible by pedestrian traffic as a walk-up kiosk or by motor vihicles as a drive-up kiosk or both; or it may be a through-the-wall unit accessible from the Building's first floor lobby in the rear of the Building (South entrance). The cost of design, permitting, materials, and installation of the deposit night drop will be part of the tenant improvement allowance ("Allowance") or will be paid for by Tenant in the event the Allowance has been entirely used during tenant improvement work. Landlord agrees that no additional costs shall be assessed to Tenant as rent applicable to the installation oand placement of such ATMs and/or Night Drop facilities and such shall be considered one of the Tenant's improvements and shall be subject to all provisions of the Lease which govern such improvements.

         43. ROOF SATELLITE DISH/ANTENNA: Notwithstanding anything contained herein to the contrary, Tennat is permitted to install a satelllite dish or an antenna on the roof of the Premises pursuant to Landlord's reasonable approval as to location and size but which shall be owned and controlled by Tenant. Any damage caused to the roof by Tenant as a result of such installation, its repair, and/or removal shall be repaired by Tenant at Tenant's sole cost. Such satellite dish shall be considered one of Tenant's Improvements and shall be subject to all provisions of the Lease which govern such Improvements.



         IN WITNESS WHEREOF, this Lease is executed on the date and year first above written.


LANDLORD:                              TENANT:

520 CAPITOL MALL, INC., a Delaware     AMERICAN RIVER BANK,
corporation                            a CALIF. corporation


By: /s/ JOHN BRENNAN                    By: /s/ WILLIAM L YOUNG
    --------------------------------        ------------------------------------

Its: Vice President/CFO                Its: President / CEO
    --------------------------------        ------------------------------------

Date: August 21, 2003                  Date:  8-19-03
     -------------------------------         -----------------------------------

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

                                   EXHIBIT A-1

                                Tenant space plan

                                   EXHIBIT A-2

                 Preliminary tenant improvement cost itemization

                                    EXHIBIT B

                              WORK LETTER AGREEMENT

Ladies and Gentlemen:

                  You (hereinafter called "Tenant") and we (hereinafter called "Landlord") are executing simultaneously with this Work Letter Agreement ("Agreement"), a written Lease Agreement (the "Lease") covering those certain premises more particularly described in Exhibits A and A-1 to the Lease (the "Premises") in the building addressed at 520 Capitol Mall, Sacramento, California.

                  To induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

         1. DEFINITIONS. Unless otherwise defined in this Agreement, the capitalized terms used herein shall have the meaning assigned to them in the Lease.

         2. REPRESENTATIVES. Landlord hereby appoints John P. Brennan as Landlord's representative to act for Landlord in all matters covered by this Agreement. Each named Landlord representative has the authority to act for Landlord in all matters covered by this Agreement. Tenant hereby appoints Richard M. Borst as Tenant's representative to act for Tenant in all matters covered by this Agreement. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Agreement shall be related to Landlord's representative or Tenant's representative, as the case may be. Neither Landlord or Tenant will not make any inquiries of or request to, and will not give any instructions or authorizations to, any other employee or agent of the other's, including the other's architects, engineers, and contractors or any of their agents or employees, with regard to matters covered by this Agreement. Either Landlord or Tenant may change its representative at any time by written notice to the other party.

         3. TENANT SPACE PLAN AND PRELIMINARY Tenant IMPROVEMENT COST ITEMIZATION. Within thirty (30) days following the mutual execution of the Lease, Tenant, through its architect , shall deliver to Landlord a preliminary space layout and improvement plan for the Premises ("Tenant Space Plan") for Landlord's approval. Tenant shall incorporate all reasonable revisions requested by Landlord. Within ten (10) business days following Landlord's approval of the Tenant Space Plan, Landlord shall deliver to Tenant an estimate of the cost of constructing the improvements to the Premises desired by Tenant ("Preliminary Tenant Improvement Cost Itemization"). Within ten (10) business days following Tenant's receipt of such document, Tenant shall approve or disapprove of such total estimate by delivery of written notice to Landlord.

         4. TENANT WORKING DRAWINGS. Based upon the approved Tenant Space Plan, Tenant will, through Tenant's architect or space planner, cause working drawings for the improvements to the Premises (the "Tenant Working Drawings") to be prepared and delivered to Landlord within thirty (30) days following Tenant's approval of the Preliminary Tenant Improvement Cost Itemization. The Tenant Working Drawings will include all architectural, mechanical and electrical engineering plans required for the issuance of permits and the completion of the leasehold improvements including complete detailed plans and specifications for Tenant's partition layout, reflected ceiling, heating and air conditioning, electrical outlets and switches, telephone outlets, plumbing, fire sprinklers and fire alarm, and finish specifications. It is further agreed that all plans and specifications referred to in this Paragraph 4 above are subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld or delayed. Excepting compliance with law, Tenant's preparation or approval of the Tenant Working Drawings, the Tenant Space Plan and any other plans or specifications shall not constitute any representation as to the adequacy, efficiency, performance or desirability of any space plan or improvements.

         5. COST OF CONSTRUCTION AND PLANS. In connection with the Tenant Improvements to be constructed by Landlord, Landlord shall contribute the following allowance (the "Allowance"): (i) an amount equal to the lesser of $45 per square foot of usable area in the Premises toward the cost of architectural design, working drawings, governmental permits, construction and installation of Tenant Improvements, or (ii) the actual cost of architectural design, working drawings, governmental permits, construction and installation of Tenant Improvements. The balance, if any, of the cost in completing the Tenant Improvements (the "Above-Allowance Work"), shall be paid to Landlord in accordance with Paragraph 11 below. If the total cost of completing the Tenant Improvements is less than the amount set forth in clause (i) above, any savings shall inure to the benefit of Tenant.

         6. FINAL TENANT COST PROPOSAL. At the time Tenant's architect delivers the Tenant Working Drawings, Landlord will provide Tenant a final cost proposal for the Premises in accordance with the Tenant Working Drawings (the "Final Tenant Cost Proposal"). The Final Tenant Cost Proposal will be based on actual bids received by three contractors, one of which will be selected by the Tenant, and shall set forth the cost, if any, to Tenant of constructing the Above-Allowance Work.

         7. APPROVAL OF TENANT WORKING DRAWINGS AND FINAL TENANT COST PROPOSAL. Tenant will deliver to Landlord written approval of the executed Final Tenant Cost Proposal within five (5) business days after Tenant receipt. If the total cost of the leasehold improvements as shown on the Final Tenant Cost Proposal is less than the dollar amount shown in clause (i) of Paragraph 6 above, Tenant shall be entitled to the savings. Landlord shall use reasonable care in preparing the Final Tenant Cost Proposal; provided, however, that the Final Tenant Cost Proposal shall not limit Tenant's obligation to pay the actual cost of the Above-Allowance Work if such cost is attributable to: (i) any changes in the Tenant Working Drawings required by the governmental authority issuing the building permits for the leasehold improvements; or (ii) any changes, modifications, or change orders requested by Tenant; or (iii) any delay by Tenant enumerated in Paragraph 12 below that increases the cost of construction.

         8. MODIFICATIONS TO TENANT WORKING DRAWINGS AND FINAL TENANT COST PROPOSAL. If Tenant timely rejects the Final Tenant Cost Proposal, Tenant will have a period of fifteen (15) days after such rejection during which it may have the changes made to the plans for improvements to the Premises. During such fifteen business-day period, Landlord's representative will be available for a cost reduction consultation with Tenant. Landlord will act in a reasonably diligent manner in approving or rejecting modifications to the Tenant Working Drawings. Each day after such fifteen business-day period until Tenant approves revised Tenant Working Drawings and executes and returns to Landlord a revised Final Tenant Cost Proposal will constitute a delay chargeable to Tenant. If Tenant fails to execute a revised Final Tenant Cost Proposal within the time period in this Paragraph, Landlord will have the right, at any time after the end of that time period to submit to Tenant a revised Final Tenant Cost Proposal.

         9. EFFECT OF APPROVAL. Tenant's approval of Tenant Working Drawings (initial or revised) will constitute Tenant's acknowledgment that such drawings correctly depict the proper layout and design for any and all improvements to the Premises desired by Tenant. Tenant's execution of a Final Tenant Cost Proposal will constitute authorization to Landlord to proceed with and complete construction of the leasehold improvements in the Premises. All of the work called for by the Tenant Working Drawings will be performed by one or more contractors engaged by Landlord. Following approval of the Tenant Working Drawings and the Final Tenant Cost Proposal, Landlord will submit the Tenant Working Drawings to the appropriate governmental authorities for necessary approvals and building permits.

         10. PAYMENT FOR ABOVE-ALLOWANCE WORK. Upon completion of all work and acceptance by Tenant of said work, Tenant will pay to Landlord one hundred percent (100.00%) of the cost of the Above-Allowance Work. All amounts payable by Tenant under this Agreement shall constitute additional rent under the Lease, and Landlord shall have the same remedies against Tenant for default in the payment thereof as in the case of Tenant's failure to pay any other sum due under the Lease. The terms of this Section 10. shall apply to any Tenant authorized change orders which individually or collectively exceed the Landlord's Tenant Improvement Allowance.

         11. COMPLETION AND RENTAL COMMENCEMENT DATE. Each of the following shall be deemed a "Tenant Delay" for the purposes of establishing the Commencement Date of the Lease:

                  (a) Tenant's failure to have Tenant's Working Drawings prepared by Tenant's architect by September 30, 2003 or Tenant's failure to timely (in accordance with this Agreement) approve the Working Drawings and Final Tenant Improvement Cost Itemization.

                  (b) Tenant's request for new work involving Above-Allowance Work; or

                  (c) modifications, revisions and changes to the Tenant Space Plan or Tenant Working Drawings requested by or on behalf of Tenant; or

                  (d) changes in the work requested by or on behalf of Tenant or orders to halt or delay the work given by or on behalf of Tenant; or

                  (e) any delay in the completion of the work caused by Tenant's contractors or materials suppliers; or

                  (f) any other delay of any kind or nature caused by Tenant or its contractors, architects, space planners or other agents or employees.

                  Unless in any of the above instances there is not a substantial or materially adverse delay or if the instance causes a time savings instead of a delay, then not deemed a "Tenant Delay". In the event that Landlord reasonably believes that a Tenant Delay has occurred which will result in the Commencement Date occurring more than six (6) months after the Estimated Delivery Date, then Landlord shall have the right, in addition to any other remedy provided for in the Lease, to terminate this Lease upon written notice to Tenant and thereafter both parties shall be relieved of all obligations under the Lease thereafter accruing.

         12. PUNCH LIST PROCEDURE. Following Landlord's Substantial Completion of the leasehold improvements, but prior to the date that Tenant commences its fixturization, Landlord and Tenant shall inspect the Premises and jointly prepare a punch list of agreed upon items of construction remaining to be completed by Landlord. Landlord shall complete the items (except any long-lead items which it will do diligently to completion) set forth in the punch list within thirty (30) days after the preparation of the punch list.

         13. CHANGE ORDERS. Tenant may authorize changes in the work during construction only by written instructions to Landlord's representative on a form approved by Landlord. Also, such changes will be subject to Landlord's prior written approval. Before commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, the change order setting forth the cost of such change, which will include associated architectural, engineering and construction fees, if any, and the cost of such change for Landlord's contractor's overhead. If Tenant fails to approve such change order within three
(3) days, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform that change.

         14. ACCESS TO PREMISES PRIOR TO DELIVERY. Landlord shall allow Tenant and its contractors to enter the Premises at reasonable times prior to the Commencement Date to permit Tenant to install its cabling for telephone, computers, work stations and security system, or other work, if any; provided, however, that prior to such entry into the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that the insurance required to be carried by Tenant pursuant to the terms of the Lease shall be in full force and effect at the time of such entry. Tenant and its representatives shall not interfere with Landlord or Landlord's contractor in completing the work required of Landlord under this Agreement and Tenant and its representatives shall be subject to all directives of Landlord and Landlord's contractors in connection with such entry as well as the use of the Building's common areas, restrooms, elevators, truck loading areas and other facilities. Tenant expressly agrees that its contractors shall not play radios, smoke cigarettes, leave trash in the Premises or park their motor vehicles in any portion of the Building's parking lot, except in the area designated by Landlord for such vehicles. Prior to the commencement of any construction in the Premises, Tenant shall provide Landlord's representative a proposed work schedule for Tenant's contractors and other representation, which schedule shall be subject to Landlord's reasonable approval.

                  Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of the Premises by Tenant or its representatives.

         15. NO ROOF ACCESS. Tenant agrees that neither this Agreement nor the Lease grants Tenant any right of access to the roof of the Building. Should Landlord, in connection with this Agreement or the Lease, agree to mount equipment of any nature on the Building roof, such equipment shall, at Landlord's option, either be maintained and installed by Landlord, or maintained and installed under Landlord's direction, unless this Agreement expressly provides otherwise, all at Tenant's expense. Should this Agreement or the Lease permit Tenant to install any equipment on the roof, any modifications to the roof or the roof's structure to accommodate that equipment shall be made at Tenant's sole cost and expense provided Tenant has approved such cost in advance of any such installation.

         16. EXCESSIVE LOADS. Tenant agrees that should the nature of its layout or any of its equipment, fixtures or furnishings to be placed in the Premises place a burden in excess of the Building's designed load (which is 80 pounds per square foot partition load), Tenant agrees to pay Landlord the cost of any modifications to the Building necessary to accommodate Tenant's furniture, furnishings or layout, as well as any design, engineering or other professional fees incurred by Landlord in connection with such modifications provided Tenant has approved such cost in advance of any such installation..

         17. ALTERATIONS. Any alterations or improvements described by Tenant after Landlord's delivery of the Premises shall be subject to the provisions of the Lease.

         18. FORCE MAJEURE DELAYS. For purposes of this Agreement "Force Majeure Delays" shall mean any actual delay beyond the reasonable control of Landlord in construction of the Tenant Improvements, which is not a Tenant Delay and which is caused by, without limitation, any one or more of the following:

                  (a) Strikes or labor disturbances;

                  (b) War;

                  (c) Fire;

                  (d) Earthquake, flood or other natural disaster;

                  (e) Unusual and unforeseeable delay not within the reasonable control of Landlord or its General Contractor or its General Contractor's subcontractors (excluding financial inability) in transportation of materials or equipment and the unavailability of reasonable substitutes therefore ,provided such items are for Tenant and/or Tenant's Premises;

                  (f) Casualties; or

                  (g) Governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations) or injunction, permit appeal or court order requiring cessation of construction taking place in the Premises and/or the Project.



                  If the foregoing correctly sets forth our understanding, please sign this Agreement where indicated below.

LANDLORD:                              TENANT:

520 CAPITOL MALL, INC., a Delaware     AMERICAN RIVER BANK
corporation


By: /s/ JOHN BRENNAN                    By: /s/ WILLIAM L YOUNG
    --------------------------------        ------------------------------------

Its: Vice President/CFO                Its: President / CEO
    --------------------------------        ------------------------------------

Date: August 21, 2003                  Date:  8-19-03
     -------------------------------         -----------------------------------

Address:                               Address:
       -----------------------------           ---------------------------------

------------------------------------   -----------------------------------------

                                   EXHIBIT B-1

                   TENANT IMPROVEMENT STANDARD SPECIFICATIONS

1. NON-RATED PARTITION

         a.       2-1/2" or 3 -5/8" x 25 gauge metal studs at 24" o.c.

         b.       5/8" gypsum board one (1) layer each side

         c.       Level four finish, with Smooth Texture

         d. Partition height to extend to underside of finished ceiling, unless noted on plans.

2. WOOD DOORS

         a. 3'-0" x 8'- 10" solid core, plain sliced white maple veneer w/l

         b.       WIC Custom/Premium Grade

         c.       20 minutes rated/labeled (as required)

         d.       Pre-finished to match architect's sample

3. METAL DOOR FRAMES

         a.       AAF Architectural Components: Aluminum "Standard" Profile,
                  Finish: Clear Anodized

         b.       3'-0" x 8'-10"

         c.       20 minute rated/labeled (as required)

4. HARDWARE

         a.       Lockset:          Shell: L Series, Mortised - 03A(Lever)-
                                    626 Satin Finish

                                    Tenant: D Series, Cylindrical -
                                    Sparta(Lever) - 626 Satin Finish

         b.       Hinges:           Hager No. BB1279, 4-1/2 x 4-1/2 size, 2 pair
                                    per door, 626 Satin Finish

         c.       Entrance Closer:  Dorma TS93-1 x 689

         d.       Doorstop:         Hager 230W x 630

5. ACOUSTICAL CEILING

         a.       15/16" grid. Exposed White

         b.       USG: Radar Illusion 2 x 4 x 3/4. Item No.: 2742 ME2742

         c.

6. CARPET

         Manufacturer: Shaw

         Style:   Pattern Loop / Movement or Equal

         a.       Upgraded 100% Solution Dyed nylon, graphic loop pile carpet

         b.       Density - 6,109 oz./yd3

         c.       1/10 gauge, 12.0 Stitches per inch

         d.       Polypropylene backing

         e.       Direct glue installation

7. BASE

         a.       Burke

         b.       4" rubber base. (Coved for VCT, straight for carpet.)

         c.       Color selections per standard color chart

8. RESILIENT FLOORING

         a. VCT: Manningtion Commercial Inspirations 12" x 12" x 1/8" thick or equal

9. PAINTING

         a.       Walls

                  (1)      Flat latex finish

                  (2)      Color selections per Landlord's standard color chart

                  (3)      Paint to be two coats

10. LIGHT FIXTURE

         a.       Lithonia 2 x 4

         b.       3 Lamp, T-8, warm white fluorescent

         c.       Electronic ballasts

         d.       18 cell parabolic louver, semi-specular silver finish

11. LIGHT SWITCHES

         a.       Standard switch-paired in double gang box to meet CAC Title 24

         b.       White colored plastic cover plate

12. ELECTRICAL WALL OUTLET

         a.       Leviton 120 V duplex

         b.       White colored plastic cover plate

13. TELEPHONE WALL JUNCTION BOX

         a.       Junction box with ring and pull wire in wall

         b. Cover plate by telephone company to match white electrical wall outlet

14. WINDOW COVERING

         Manufacturer: Graber

         a.       12-3/4% Perforated Vertical Blinds

         b.       Color: Ivory

16. HVAC

         a. Heating and air conditioning will be provided throughout the leased space in accordance with industry standard engineering practices

17. EXIT LIGHT

         a.       Manufacturer:  Lithonia: Type,  # LQMSW3G-120/277-EL

18. PLASTIC LAMINATE

         a.       Manufacturer: Wilsonart, Formica, Nevamar, Pionite, or Equal

19. FIRE EXTINGUISHERS

         a.       Semi Recessed Fire Extinguisher Cabinet

         b.       2A10BC Fire Extinguisher

20. UPGRADES

         a.       Millwork

         b.       Wall covering

         c.       Side Light

         d.       Downlight

                  (1) Capri

                  (2) 2 lamp fluorescent

                  (3) Clear Alzark reflector

                  (4) 6" aperture

21. FIBER OPTIC

                                    EXHIBIT C

                  FIRST AMENDMENT TO LEASE AND ACKNOWLEDGEMENT

         This First Amendment to Lease and Acknowledgement (Address: ) is made as of _______________, 20__, with reference to that certain Lease Agreement ("Lease") by and between 520 Capitol Mall Inc., a Delaware corporation, as "Landlord" therein, and American River Bank, a _____________ corporation, as "Tenant" therein, regarding that certain premises ("Premises") located at 520 Capitol Mall, Suite 100 Sacramento, California, and which is more particularly described in the Lease.

         The undersigned hereby confirms the following and the provisions of the Lease are hereby amended by the following:

         1. That Tenant accepted possession of the Premises from Landlord on ________________________, 20___, and acknowledges that the Premises are as represented by Landlord, in good condition and repair; and that the improvements, if any, required to be constructed for Tenant by Landlord pursuant to the Lease, have been so constructed and are satisfactory completed in all respects, excepting _______________________________.

         2. That all conditions which are to be satisfied prior to the full effectiveness of the Lease have been satisfied and that Landlord has fulfilled all of its duties of an inducement nature, except
______________________________________________..

         3. That in accordance with Section 4 of the Lease, the Commencement Date is ____________________, 20___, and that, unless sooner terminated, the Expiration Date is _______________.

         4. That the Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning Tenant's lease of the Premises.

         5. That there are no existing defenses known to Tenant at this time which Tenant has against the enforcement of the Lease by Landlord, and no offsets or credits against any amounts owed by Tenant pursuant to the Lease.

         6. That Tenant's obligations to pay the Rent is presently in effect and that all rentals, charges and other obligations on the part of Tenant under the Lease commences to accrue on ___________________, 20___.

         7. That Tenant has not made any prior assignment, hypothecation or pledge of the Lease or of the rents thereunder.

         8. Except as modified herein, the Lease remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date set forth below.


LANDLORD:                              TENANT:

520 CAPITOL MALL, INC., a Delaware     AMERICAN RIVER BANK,
corporation                            a _________ corporation


By:                                    By:
    --------------------------------        ------------------------------------
Its:                                   Its:
    --------------------------------        ------------------------------------
Date:                                  Date:
     -------------------------------         -----------------------------------
Address:                               Address:
       -----------------------------           ---------------------------------

------------------------------------   -----------------------------------------

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                                    EXHIBIT D

                       EXCLUSIONS FROM OPERATING EXPENSES

         Notwithstanding anything to the contrary in the definition of "Operating Expenses" as set forth in Section 7(a)(3) of the Lease, Operating Expenses shall be defined so as to exclude the following:

         1.       Any ground or underlying lease rental;

         2. Bad debt expenses and interest, principal, points and fees on debts, bad debt expenses or amortization on any mortgage or other debt instrument encumbering the Building or the Property;

         3. Costs of a capital nature, including, without limitation, capital repairs, capital replacements, capital improvement, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles ("GAAP"), consistently applied (including any such costs relating to any governmentally required improvements, alterations or repairs performed by Landlord or its employees, contractors, agents or licensees); except for the amortized portion of such over the useful life, as determined by GAAP, of such capital expenditures;

         4. Costs incurred by Landlord for repair of damage to the Building to the extent that Landlord is reimbursed by insurance proceeds;

         5. Marketing costs, including leasing commissions, attorneys' fees (in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments), space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

         6. Costs, including permit, license and inspection costs, incurred with respect to the installation of tenants' or other occupants' improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

         7. Amount of the management fee paid or charged by Landlord in connection with the management of the Building and Property to the extent such management fee is in excess of the management fee customarily paid or charged by landlords of comparable buildings in the vicinity of the Building;

         8. Notwithstanding any contrary provision of the Lease, including, without limitation, any provision relating to capital expenditures, costs arising from the presence of Hazardous Materials, which Landlord is obligated to remediate in accordance with the provisions of the Lease; General or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the rent received under this Lease or on the rent received under any other leases of space in the Building or the Project, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part upon such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or the Project

         9. Costs (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims litigation or arbitrations pertaining to Landlord and/or the Building and/or the Property and the Project;

         10. Electric power costs or other utility costs for which any tenant directly contracts with the local public service company (but Landlord shall have the right to "gross up" as if such tenants' space was occupied; and

         11. Costs incurred in connection with the original construction of the Building or in connection with any major change in the Building, such as adding or deleting floors.

         12. Costs of alterations or improvements of Tenant's Premises of the premises of other tenants.

         13. Costs of correcting defects in or inadequacy of the initial design or construction of the Building.

         14. Expenses directly resulting from the negligence of the Landlord, its agents, servants or employees.

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         15.      The expense of extraordinary services provided to other
tenants in the Building.

         16. Costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building Management, or outside fees paid in connection with disputes with other tenants.

         17. The wages of any employee who does not devote substantially all of his time to the Building or are not allocated accordingly.

         18.      Fines, penalties, and interest.

         19.      Advertising and promotional expenses

         Operating Expenses shall be reduced by all cash discounts, trade discounts, or quantity discounts received by Landlord or Landlord's managing agent in the purchase of any goods, utilities, or services in connection with the operation of the Building. Landlord shall make payments for goods, utilities and services in a timely manner to obtain the maximum possible discount.

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                                    EXHIBIT E

                              RULES AND REGULATIONS

         1. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. No tenant shall invite to the demised Premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants.

         2. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building outside of normal business hours as Landlord may deem to be advisable for the protection of the property. All tenants, their employees, or other persons entering or leaving the Building at any time when it is so locked may be required to sign the Building register when so doing, and the watchman in charge may refuse to admit to the Building while it is so locked Tenant or any of Tenant's employees, or any other person, without a pass previously arranged, or other satisfactory identification showing his right of access to the Building at such time. Landlord assumes no responsibility and shall not be liable for any damage resulting from any error in regard to any such pass or identification, or from the admission of any unauthorized person to the Building.

         3. Landlord reserves the right to exclude or expel from the Building or in regard to any such pass or identification, or from the admission of any unauthorized person to the Building, or any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building or in violation of any law, order, ordinance, or governmental regulation.

         4. The entries, corridors, stairways and elevators shall not be obstructed by any tenant, or used for any other purpose than ingress or egress to and from its respective offices. Tenant shall not bring into or keep within the Building any animal or vehicle, other than those for the disabled and/or for delivery purposes..

         5. Freight, furniture, business equipment, merchandise and bulky matter of any description ordinarily shall be delivered to and removed from the demised Premises only in the designated freight elevator and through the service entrances and corridors, but special arrangements will be made for moving large quantities or heavy items of equipment and supplies into or out of the Building.

         6. All entrance doors in the demised Premises shall be left locked when the demised Premises are not in use.

         7.       INTENTIONALLY DELETED

         8. Canvassing, soliciting or peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

         9.       INTENTIONALLY DELETED

         10. The drinking fountains, lavatories, water closets and urinals shall not be used for any purpose other than those for which they were installed.

         11. No awnings or other projections over or around the windows or entrances of the demised Premises shall be installed by any tenant. Tenant shall not change the draperies or the color of induction unit enclosures in any manner which will alter the Building's appearance from the outside of the Building. In the event Tenant requests an automated teller machine to be installed on the Property, Landlord and Tenant will work together toward a mutually agreeable design and location.

         12. Rooms or other areas used in common by tenants shall be subject to such regulations.

         13. Landlord is not responsible to any tenant for the non-observance or violation of the Rules and Regulations by any other tenant.

         14. Landlord reserves the right by thirty (30) days prior written notice to Tenant, to rescind, alter to waive any rule or regulation at any time prescribed for the Building when, in Landlord's reasonable judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants provided such rule change is reasonable and non-discriminatory.

         15. The Tenant shall not exhibit, sell or offer for sale on the demised Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the demised Premises by the Tenant without the advance consent of the Landlord.

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         16.      The Tenant shall never use any picture or likeness of the
Building in any circulars, notices, advertisements or correspondence without the Landlord's consent which shall not be unreasonably withheld or delayed.

         17. The Tenant shall cooperate fully with the Landlord to assure the effective operation of the Building's air conditioning system. If Tenant shall so use the demised Premises that noxious or objectionable fumes, vapors and odors exist beyond the extent to which they are discharged or eliminated by means of the flues and other devices contemplated by the various plans, specifications and leases, then Tenant shall provide proper ventilating equipment for the discharge of such excess fumes, vapors and odors so that they shall not enter into the air conditioning system or be discharged into other vents or flues of the Building or annoy any of the tenants of the Building or adjacent properties. The design, location and installation of such equipment shall be subject to Landlord's approval.

         18. All loading and unloading of merchandise, supplies, materials, garbage and refuse shall be made only through such entryways and elevators and at such times as the Landlord shall designate. In its use of the loading areas in the basement, the Tenant shall not obstruct or permit the obstruction of said loading area and at no time shall park or allow its officers, agents or employees to park vehicles therein except for loading or unloading.

         19. There shall not be used or kept anywhere in the Building by any tenant or persons or firms visiting or transacting business with a tenant any hand trucks, except those equipped with rubber tires and side guards, or other vehicles of any kind.

         20. The Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of the Landlord.

         21. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the demised Premises without the prior written consent of the Landlord.

         22. No sign, advertisement notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the demised Premises or of the Building, without the prior written consent of Landlord which shall not be unreasonably withheld or delayed. In the event of any violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant provided Tenant has approved such cost, and shall be of a quality, quantity, type, design, color, size, style, composition, material, location and general appearance acceptable to Landlord.

         23. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills, or in the public portions of the Building.

         24. Tenant shall not mark, paint, drill into or in any way deface any part of the demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

         25. No animal or bird of any kind shall be brought into or kept in or about the demised Premises or the Building other than those attending to the needs of a handicapped person or persons .

         26. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the demised Premises any inflammable, combustible or explosive fluid, chemical or substance. Normal office materials are excepted.

         27. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

         28. Landlord shall have the right to prohibit any advertising referring to the Building which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a first-class building for offices, and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

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         29.      Tenant's contractors shall, while in the Building or elsewhere in the complex of which the Building forms a part, be subject to and under the control and direction of the Superintendent of the Building (but not as agent or servant of said Superintendent or of Landlord), except Exhibit 2, Paragraph B representatives.

         30. If the demised Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the demised Premises by Tenant, its agents, servants, employees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

         31. The requirements of Tenant will be attended to only upon application at the office of the Landlord. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord. Tenant will be provided with contact information for Landlord's property manager and will have an emergency contact number for calls after Business hours.

         32. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord which shall not be unreasonably approved or delayed.

         33. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in the demised Premises.

         34.      INTENTIONALLY DELETED


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